                                                               EXHIBIT 10.27











                  SERIES C 7% CUMULATIVE CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT

                                     BETWEEN

                               PARK 'N VIEW, INC.

                                       AND

                       THE PURCHASERS LISTED ON EXHIBIT A


                           DATED AS OF AUGUST 22, 1997

                                TABLE OF CONTENTS

                                                                                                        Page

SECTION 1.  SALE AND PURCHASE OF THE SERIES C PREFERRED STOCK.............................................1
SECTION 2.  THE CLOSING...................................................................................2
SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................................................2
            3.1 Corporate Existence, Power and Authority..................................................2
            3.2 Capitalization............................................................................3
            3.3 Subsidiary................................................................................5
            3.4 No Defaults or Conflicts..................................................................5
            3.5 Authorization of Securities...............................................................6
            3.6 Securities Exemptions.....................................................................6
            3.7. Disclosure Materials; Other Information..................................................7
            3.8 Certain Events............................................................................7
            3.9 Contracts, Agreements.....................................................................8
            3.10 Title to Properties; Leasehold Interests.................................................9
            3.11 Litigation...............................................................................9
            3.12 Licenses, Permits and Approvals..........................................................9
            3.13 Taxes ...................................................................................10
            3.14 Employees; ERISA.........................................................................10
            3.15. Disaster................................................................................11
            3.16 Books and Records........................................................................11
            3.17 Material Changes.........................................................................11
            3.18 Registration Rights......................................................................11
            3.19 Indebtedness.............................................................................12
            3.20 Insurance................................................................................12
            3.21 Brokers..................................................................................12
            3.22 Proprietary Rights.......................................................................12
            3.23 Related Party Transactions...............................................................13
SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS..............................................14
            4.1 Purchaser Authority; Accredited Investor Status...........................................14
            4.2 Reliance on Representations and Warranties by the Company and the Agent...................15
SECTION 5.  COVENANTS OF THE COMPANY......................................................................16
            5.1 Use of Proceeds...........................................................................16
            5.2 Financial Information.....................................................................16
            5.3 Notice of Events of Default; Litigation...................................................17


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
            5.4  Access to Information..........................................................................17
            5.5  Maintenance of Existence; Properties and Franchises; Compliance with Law; Taxes; Insurance.....18
            5.6  No Change in Business..........................................................................19
            5.7  Restrictive Agreements Prohibited..............................................................19
            5.8  No Dividends; No Redemption....................................................................19
            5.9  Consolidation, Merger and Sale.................................................................19
            5.10 Transactions with Affiliates...................................................................20
            5.11 Superior Classes or Series of Capital Stock; Amendment of Series C Certificate of Designation,
                 Certificate of Incorporation or By-Laws........................................................20
            5.12 No Dilution or Impairment; No Changes in Capital Stock.........................................21
            5.13 Reservation of Shares..........................................................................22
            5.14 Private Placement Status.......................................................................22
            5.15 Regulation D Filing............................................................................22
            5.16 Access to Information and Documents............................................................22
            5.17 Further Assurances.............................................................................23
            5.18 Fees...........................................................................................23
            5.19 Notices........................................................................................23
            5.20 Redemption Obligations.........................................................................23
            5.21 Board Nominee..................................................................................23
SECTION 6.  CONDITIONS TO PURCHASERS' OBLIGATIONS...............................................................24
            6.1  Series C Certificate of Designation............................................................24
            6.2  Certificates for Shares........................................................................24
            6.3  Accuracy of Representations and Warranties.....................................................24
            6.4  Compliance with Agreements.....................................................................24
            6.5  Officers' Certificates.........................................................................25
            6.6  Material Adverse Change........................................................................25
            6.7  Proceedings....................................................................................25
            6.8  Legality; Governmental and Other Authorization.................................................25
            6.9  Time of Purchase...............................................................................25
            6.10 No Change in Law, etc..........................................................................26
            6.11 Opinion of Counsel.............................................................................26
            6.12 Other Documents and Opinions...................................................................26
            6.13 Payment of Fees and Expenses...................................................................26
            6.14 Issuance of the Agent's Warrant(s).............................................................26
SECTION 7.  CONDITIONS TO COMPANY'S OBLIGATIONS.................................................................27
            7.1 Payment.........................................................................................27
            7.2 Representations and Warranties Correct..........................................................27


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
SECTION 8.  BROKERS............................................................................................27
SECTION 9.  BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS................................................27
SECTION 10. SPECIFIC PERFORMANCE...............................................................................28
SECTION 11. EXPENSES...........................................................................................28
SECTION 12. AMENDMENTS AND WAIVERS.............................................................................29
SECTION 13. EXCHANGE OF SHARES; CANCELLATION OF SURRENDERED
            SHARES; REPLACEMENT................................................................................29
SECTION 14. NOTICES............................................................................................30
SECTION 15. MISCELLANEOUS......................................................................................31


EXHIBIT A            PURCHASER'S SIGNATURE PAGE
EXHIBIT B            SERIES C CERTIFICATE OF DESIGNATION

Schedule 3.2(a)      Registered Owners of the Company's Capital Stock
Schedule 3.8         Certain Events
Schedule 3.9         Material Contracts
Schedule 3.10        Real Property:  Title to Properties
Schedule 3.14        Employee Benefits
Schedule 3.17        Material Changes
Schedule 3.19        Indebtedness
Schedule 3.20        Insurance
Schedule 3.22        Proprietary Rights


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



                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT (the "Agreement") dated as of August 22, 1997 by and between Park `N View, Inc., a Delaware corporation (the "Company"), and those persons and entities listed on Exhibit A hereto (collectively, the "Purchasers" and each, individually, a "Purchaser").

                              W I T N E S S E T H :

         WHEREAS, the Company desires to sell to the Purchasers and the Purchasers desire to purchase from the Company up to 3,750,000 shares of its authorized but unissued 7% Series C Cumulative Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), upon the terms and provisions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


SECTION 1.        SALE AND PURCHASE OF THE SERIES C PREFERRED STOCK

                  (a) Subject to the terms and conditions hereof and in reliance upon the representations and warranties contained herein, the Company agrees to sell to the Purchasers, and each Purchaser agrees to purchase from the Company on the Closing Date specified in Section 2 hereof, the number of shares of Series C Preferred Stock set forth opposite such Purchaser's name on Exhibit A hereto (being an aggregate of up to a maximum of 3,750,000 shares of Series C Preferred Stock) at a price of $8.00 per share for a maximum aggregate purchase price of Thirty Million Dollars and No Cents ($30,000,000). The sales of the shares of Series C Preferred Stock to the Purchasers as aforesaid are several and separate sales and none of the Purchasers shall be responsible for, or obligated with respect to, any act or default by any other Purchaser. The obligation of each Purchaser to purchase any of the Shares (as hereinafter defined) is subject to purchase by one or more other Purchasers at the Initial Closing (as hereinafter defined) of not less than 1,875,000 shares of Series C Preferred Stock in the aggregate at a price of $8.00 per share. The shares of Series C Preferred Stock being purchased pursuant to this Agreement are collectively referred to herein as the "Shares", containing rights and privileges as more fully set forth in the Certificate of Designation for the Series C Preferred Stock (the "Series C Certificate of Designation") attached hereto as Exhibit B.

                  (b) The aggregate purchase price to be paid to the Company by each Purchaser for the Shares to be purchased by such Purchaser pursuant to this Agreement shall be the amount set forth opposite that Purchaser's name on Exhibit A hereto. No further payment shall be required from the Purchaser for the Shares.


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

SECTION 2.        THE CLOSING

                  (a) Subject to the terms and conditions hereof, the initial closing hereunder with respect to the purchase and sale of the Shares shall take place at the offices of Piper & Marbury L.L.P., 36 South Charles Street, Baltimore, Maryland 21201 at 1:00 p.m. Baltimore time, on August 21, 1997, or such other location, time and date as the parties hereto shall mutually agree upon (the "Initial Closing"). The Company and Alex. Brown & Sons Incorporated (the "Agent") may, in one or more additional closings under this Agreement (the "Additional Closings", each of the Additional Closings and the Initial Closing being sometimes referred to herein individually as a "Closing" and collectively as the "Closings" and the date of each such Closing shall be referred to herein as the "Closing Date") sell additional shares of Series C Preferred Stock (up to a total of 3,750,000 shares in the Initial and all Additional Closings) at a purchase price of not less than $8.00 per share, so long as Shares sold at any Additional Closing are sold on the same terms and conditions as the Shares sold at the Initial Closing. Any Additional Closings shall be held at such time and place as the Company and the Agent shall mutually agree upon.

                  (b) Subject to the terms and conditions hereof, the escrow agent (the "Escrow Agent") for the Purchaser's funds previously deposited in an escrow account will release from such escrow account and deliver to the Company an amount equal to the purchase price for the Shares to be purchased by the Purchaser except as set forth in Section 5.18. As soon as practicable following each Closing, the Company will deliver to each Purchaser purchasing Shares a certificate registered in the Purchaser's name (or the name of its nominee, if any, as specified on Exhibit A hereto) evidencing the number of Shares set forth opposite the Purchaser's name on Exhibit A dated as of the Closing Date.


SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each of the Purchasers as follows as of the date hereof and as of the Closing as follows:


                  3.1      CORPORATE EXISTENCE, POWER AND AUTHORITY

                           (a)      The Company is a corporation duly organized,
validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified, licensed and authorized to do business and is in good standing in each jurisdiction in which it owns or leases any material property or in which the conduct of its business requires it to so qualify or be so licensed, except where the failure to so qualify or be licensed would not have a material adverse effect on the Company. The Company has all requisite corporate power, authority and legal right to own or to hold under lease and to operate the properties it owns or holds and to conduct its business as it is now being conducted and as it is proposed to be conducted except where the failure to have such requisite power, authority and legal right would not have a material adverse effect on the Company.

                           (b)      Subject to (x) obtaining the approval of the
Company's existing stockholders to the amendment of the Company's Amended Certificate of Incorporation (the "Certificate of Amendment"), (y) filing of the Certificate of Amendment, the Certificate of Amendment to the Certificate of Designation relating to the Series A Preferred Stock, the Certificate of Amendment to the Certificate of Designation relating to the Series B Preferred Stock, and the Series C Certificate of Designation, and (z) obtaining all necessary waivers and consents of stockholders of, and lenders to, the Company under other agreements, the Company has all requisite power and authority to enter into this Agreement, the Securities Restriction Agreement, as amended, by and among the Company, the purchasers of the 7% Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock"), Michael Willner and a group of investment funds managed by Patricof & Co. Ventures, Inc. (the "Patricof-Managed Funds"), the Company's original investors (the "Original Investors"), Alex. Brown & Sons Incorporated (the "Agent") as the holder of a warrant to purchase shares of the Company's Common Stock and the Purchasers (the "Securities Restriction Agreement"), the Amended and Restated Securityholders' Agreement and Exchange Agreement, as amended (the "Securityholders' Agreement"), and the Registration Rights Agreement, as amended (as such agreement is defined in Section 3.18 below, together with this Agreement, the Securities Restriction Agreement, the Securityholders' Agreement and the Series C Certificate of Designation, collectively, the "Transaction Documents"), to sell the Series C Preferred Stock hereunder and to carry out and perform its obligations under the terms of the Transaction Documents. Each of the Transaction Documents has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.


                  3.2      CAPITALIZATION

                           (a)      As of the date hereof, the authorized
capital stock of the Company consists of 17,750,000 shares of capital stock, of which 12,000,000 shares are classified as common stock (the "Common Stock"), of which 4,318,182 shares are issued and outstanding, and 5,750,000 shares are classified as preferred stock (the "Preferred Stock"), of which (i) 627,630 shares are designated as Series A Preferred Stock, of which 388,065 shares are issued and outstanding, (ii) 1,372,370 shares are designated as Series B Preferred Stock, of which 1,372,370 shares are issued and outstanding; and (iii) 3,750,000 shares are designated as Series C Preferred Stock, none of which are issued and outstanding. As of the Initial Closing, all outstanding shares of Common Stock and Preferred Stock will have been duly authorized and validly issued, will be fully paid and non-assessable, and will have been issued in compliance with all applicable state and federal laws concerning the issuance of securities. As of the date hereof, there will be reserved for issuance: (i) 1,875,000 shares of Common Stock which may be issued upon conversion of shares of Series B Preferred Stock; (ii) 3,750,000 shares of Common Stock which may be issued upon conversion of shares of Series C Preferred Stock; (iii) 409,846 shares of

Common Stock which may be issued pursuant to the exercise of options previously granted to present and former employees of the Company; (iv) 115,154 shares of Common Stock which are available for future grants of options under the Company's Stock Option Plan and (v) up to 186,750 shares of Common Stock which may be issued pursuant to the exercise of a warrant or warrants to be granted to the Agent at the Initial Closing and the Additional Closings, if any (the "Agent's Warrant"). A complete list of all persons who are registered owners of the capital stock of the Company as indicated in the Company's stock ledger and similar records as of the date of this Agreement is attached hereto as Schedule 3.2(a).

                           (b)      Immediately after the Initial Closing, the
authorized capital stock of the Company will consist of 17,750,000 shares of capital stock, comprised of 12,000,000 shares of Common Stock, of which 4,318,182 shares of Common Stock will be issued and outstanding and 5,750,000 shares of Preferred Stock, of which (i) 627,630 shares are designated as Series A Preferred Stock, of which 388,065 shares will be issued and outstanding, (ii) 1,372,370 shares are designated as Series B Preferred Stock, of which 1,372,370 shares will be issued and outstanding and (iii) 3,750,000 shares are designated as Series C Preferred Stock, of which 2,275,412 shares will be issued and outstanding. As of immediately after the Initial Closing, there will be reserved for issuance: (i) 1,875,000 shares of Common Stock which may be issued upon conversion of shares of Series B Preferred Stock; (ii) 2,275,412 shares of Common Stock which may be issued upon conversion of shares of Series C Preferred Stock; (iii) 409,846 shares of Common Stock which may be issued pursuant to the exercise of options previously granted to present and former employees of the Company; (iv) 115,154 shares of Common Stock which are available for future grants of options under the Company's Stock Option Plan; and (v) up to 186,750 shares of Common Stock which may be issued pursuant to the exercise of the Agent's Warrant.

                           (c)      Except as contemplated by (i) the Company's
Stock Option Plan; (ii) that certain Securities Restriction Agreement dated as of November 13, 1996, relating to the sale and purchase of Shares of Common Stock of the Company by and among the purchasers of Series B Preferred Stock, the Patricof-Managed Funds, the Original Investors and the Company; (iii) that certain Securities Restriction Agreement dated November 2, 1995 by and among the Original Investors, the Patricof-Managed Funds and the Company; (iv) that certain Amended and Restated Securityholders' Agreement and Exchange Agreement dated as of November 13, 1996 by and among the purchasers of Series B Preferred Stock, the Patricof-Managed Funds, the Original Investors and the Company, and
(v) those certain Securities Purchase Agreements dated November 2, 1995 and November 13, 1996, respectively, by and among the Company and certain investors, there are no outstanding rights, options, calls, warrants, conversion rights, anti-dilution protections or other adjustment provisions, agreements or preemptive rights to purchase or otherwise acquire shares of capital stock of the Company and/or obligations of the Company to grant, extend or enter into any such right, option, call, warrant, conversion right or agreement.

                           (d)      Except as contemplated by (i) that certain
Securities Restriction Agreement dated as of November 13, 1996, relating to the sale and purchase of Shares of

Common Stock of the Company by and among the purchasers of Series B Preferred Stock, the Patricof-Managed Funds, the Original Investors and the Company; (ii) that certain Securities Restriction Agreement dated November 2, 1995 by and among the Original Investors, the Patricof-Managed Funds and the Company; (iii) that certain Amended and Restated Securityholders' Agreement and Exchange Agreement dated as of November 13, 1996 by and among the purchasers of Series B Preferred Stock, the Patricof-Managed Funds, the Original Investors and the Company, and (iv) those certain Securities Purchase Agreements dated November 2, 1995 and November 13, 1996, respectively, by and among the Company and certain investors, there is no agreement, restriction or encumbrance (including, without limitation, any right of first refusal, right of first offer or voting trust agreement) with respect to the sale or voting of any shares of the Company's capital stock (whether outstanding or issuable upon conversion or exercise of outstanding securities).


                  3.3      SUBSIDIARY

                           Other than as disclosed in the Confidential Private
Placement Memorandum dated as of June 4, 1997, as supplemented (the "Memorandum"), the Company (i) does not control or own, directly or indirectly, any shares or proprietary interest in any corporation or business entity, (ii) is not under common control with, or controlled by, any other corporation or other business entity and (iii) does not have any letter of intent, agreement in principle or other binding or non-binding agreement to acquire any control of, or equity interest in, any other corporation or other business entity.


                  3.4      NO DEFAULTS OR CONFLICTS

                           (a)      The Company is not in violation or default
under any indenture, agreement or instrument to which it is a party or by which it or its properties may be bound, which violation or default would have a material adverse effect on the Company. The Company is not in violation of or default under any law, rule, regulation, order, writ, injunction, judgment, decree, award or other action of any court or governmental authority or arbitrator(s), which violation or default would have a material adverse effect on the Company. The Company is not restricted from carrying out its business anywhere in the continental United States by any agreement or administrative or judicial order, decree or process in any action or proceeding in which the Company or any of its predecessors is a party. The Company is not in violation of its Amended Certificate of Incorporation or By-Laws.

                           (b)      The execution, delivery and performance by
the Company of the Transaction Documents and any of the transactions contemplated hereby or thereby does not and will not (i) violate or conflict with any provision of (A) the Amended Certificate of Incorporation or By-Laws of the Company, subject to obtaining the approval of the existing stockholders of the Company to the Certificate of Amendment, or (B) any law, rule, regulation or order of any federal, state, county, municipal or other governmental authority, or any judgment, writ, injunction, decree, award or other action of any court or governmental authority or arbitrator(s), or any agreement, indenture or other instrument applicable to any of the properties or assets of the Company, (ii) result in the creation of any lien, charge, security interest or encumbrance upon any of the Company's properties, assets or revenues, (iii) require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any person or entity (whether or not a governmental authority and including, without limitation, any shareholder approval) except for required securities law filings, and board of director and stockholder approvals and certain consents which approvals, consents and waivers have been obtained or (iv) cause anti-dilution clauses of any outstanding securities to become operative or give rise to any preemptive or similar rights of purchase which have not been waived by the holders thereof prior to the date hereof.


                  3.5      AUTHORIZATION OF SECURITIES

                           (a)      All corporate action on the part of the
Company, its officers, directors and stockholders necessary for the sale and issuance of the Series C Preferred Stock and the performance by the Company of its obligations under the Transaction Documents has been taken or will be taken prior to the Initial Closing. The Company has or will have prior to the Initial Closing duly reserved an aggregate of not less than 2,275,412 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock included in the Initial Closing.

                           (b)      The Series C Preferred Stock, when issued,
sold and delivered in accordance herewith, will be duly authorized, validly issued and outstanding, fully paid and non-assessable and will not be subject to any preemptive or other preferential rights or similar statutory or contractual rights of others arising pursuant to any statute, rule or regulation or agreement or instrument to which the Company is a party, except as disclosed in the Memorandum. The issuance and delivery of shares of Common Stock to be issued pursuant to the exercise of the Agent's Warrant will have been duly authorized by all requisite corporate action on the part of the Company, and, when so issued, such shares of Common Stock will be duly authorized, validly issued and outstanding, fully paid and non-assessable and will not be subject to any preemptive or other preferential rights or similar statutory or contractual rights of others arising pursuant to any statute, rule or regulation or agreement or instrument to which the Company is a party or otherwise, except as disclosed in the Memorandum.


                  3.6      SECURITIES EXEMPTIONS

                           Assuming the accuracy of the representations and
warranties of the Purchasers, the Shares will be issued in transactions exempt from registration under Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and will not require registration or qualification or filings under the Securities Act or any state securities or "Blue Sky" law or any regulation thereunder, except for such registration or qualification or filings under any such state securities or "Blue Sky" laws or regulations thereunder which shall have been obtained or made on or prior to the Initial Closing or which the Company shall obtain or make within the requisite time period following each Closing.


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


                  3.7.     DISCLOSURE MATERIALS; OTHER INFORMATION

                           (a)      The Company has previously furnished the
Memorandum to the Purchasers. The audited historical financial statements which accompanied the Memorandum are true and correct, in accordance with the books and records of the Company, fairly present the financial condition of the Company, as of the respective dates thereof, and the results of operations of the Company for such periods, and have been prepared in accordance with generally accepted accounting principles consistently applied, except that any unaudited statements may omit footnotes and may be subject to normal year-end adjustments which in the aggregate are not material. The portions of the Memorandum containing financial projections and other forward-looking statements were prepared by the Company in good faith based upon assumptions which the Company believes to be reasonable in light of facts known to the Company.

                           (b)      Except as otherwise described in the
Memorandum, since March 31, 1997 (i) the business of the Company has been conducted in the ordinary course, and (ii) there has been no material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company. As of each Closing and as of the date hereof, there are no material liabilities of the Company which would be required to be provided for in a balance sheet of the Company as of either such date prepared in accordance with generally accepted accounting principles consistently applied, other than liabilities provided for in the financial statements referred to in Section 3.7(a) above and other than liabilities incurred in the ordinary course of business.

                           (c)      The Company is not aware of any material
liabilities, contingent or otherwise, of the Company that have not been disclosed in the financial statements (including the footnotes thereto) referred to in Section 3.7(a) above or otherwise disclosed in the Memorandum other than liabilities incurred in the ordinary course of business.

                           (d)      Nothing has come to the attention of the
Company that would cause it to believe that the Memorandum contained or contains a false or misleading statement of a material fact or omits to state any material fact necessary in order to make the statements made therein not misleading in light of the circumstances under which they were made; provided that, with respect to projections and other forward-looking statements, the Company represents only that such portions of the Memorandum were prepared by the Company in good faith based upon assumptions which the Company believes to be reasonable in light of facts known to the Company.


                  3.8      CERTAIN EVENTS

                           Except as disclosed in Schedule 3.8 hereto or the
Memorandum, since March 31, 1997, to the best of the Company's knowledge, there has been no material adverse legislative or regulatory change relating to the Company's business, and the Company has not to any material extent: (a) borrowed any funds or incurred or become subject to any obligations or liabilities (absolute or contingent), except as incurred in the ordinary course of business (in amounts consistent with prior operations); (b) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the financial statements contained in the Memorandum; (c) declared or paid any dividends or distributions to its shareholders of any kind whatsoever; (d) entered into any agreements or arrangements granting any preferential rights to purchase any of the assets, properties or rights of the Company, or requiring the consent of any party to a transfer or assignment of such assets, properties or rights, or providing for the merger or consolidation of the Company into or with another corporation or other business entity; (e) except in the ordinary course of business, made or permitted any amendment or termination of any material contract, agreement or license to which it is a party; (f) changed any accounting methods or practice, including, without limitation, any change in depreciation or amortization policies or rates; (g) made any loan to any person or entity, including, without limitation, to any officer, director or employee of the Company, or increased the compensation or benefits payable, or to become payable, to any of the officers, directors or employees of the Company, including, without limitation, in respect of any bonus payment or deferred compensation; (h) entered into any transaction other than in the ordinary course of business; or (i) entered into an agreement to do any of the foregoing described in clauses (a) through (h) above.


                  3.9      CONTRACTS, AGREEMENTS

                           Except as disclosed in Schedule 3.9 hereto or the
Memorandum, the Company is not a party to any material written or oral (a) contract for employment which may not be terminated by the Company, as the case may be, on not more than ninety (90) days' notice without liability to the Company; (b) pension or profit-sharing plans, retirement plans, bonus plans, stock purchase or stock option plans or any similar plans, formal or informal, whether covering one or more directors, officers or present or former employees;
(c) contracts involving payment by or to the Company of more than $100,000 in the aggregate or in any one year or the performance of which may extend more than ninety (90) days from the date hereof; or (d) other contracts, agreements or understandings material to the Company. All such material contracts, agreements and understandings are in full force and effect except as disclosed in the Memorandum, and the Company or any other party thereto has not received any notice of default or is in default, and no condition now exists which, with notice or the lapse of time or both, would render the Company or, to the knowledge of the Company, any other party, in default under any material contracts, understandings or agreements to which the Company is or may be a party. Except as disclosed in Schedule 3.9 hereto or in the Memorandum, there are no disputes or proceedings relating to any such material contract, understanding or agreement and the Company has not received any notice or indication that any party to any such material contract, understanding or agreement intends to cancel or terminate such contract, understanding or agreement or intends to exercise or not exercise any options under such material contract, understanding or agreement.

                  3.10     TITLE TO PROPERTIES; LEASEHOLD INTERESTS

                           The Company has good and marketable title to each of
the properties and assets owned by it. The Company does not own any real property. Certain real property used by the Company in the conduct of its business is held under lease, and the Company is not aware of any pending or threatened claim or action by any lessor of any such property to terminate or materially alter any such lease. Except as set forth on Schedule 3.10, none of the properties owned or leased by the Company is subject to any security interest, mortgage, lien, encumbrance or charge which could reasonably be expected to materially and adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company. Each lease or agreement to which the Company is a party and pursuant to which the Company holds properties and assets is a valid and subsisting agreement without any material default of the Company thereunder and, to the best of the Company's knowledge, without any material default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company under any such lease or, to the best of the Company's knowledge, by any party thereto, except for such defaults that would not individually or in the aggregate have a material adverse effect on the Company. The Company's possession of such property has not been disturbed and, to the best of the Company's knowledge, no claim adverse to its rights in such leasehold interests has been asserted against it.


                  3.11     LITIGATION

                           Except as disclosed in the Memorandum, there is no
action, suit, proceeding, investigation or claim pending against the Company or, to the knowledge of the Company, threatened against the Company in law, equity or otherwise before any federal, state, municipal or local court, administrative agency, commission, board, bureau, instrumentality or arbitrator which (i) questions the validity of any of the Transaction Documents or any action taken or to be taken pursuant hereto or thereto, (ii) might reasonably be expected to adversely affect the right, title or interest of any Purchaser to the Shares, or
(iii) might reasonably be expected to result in a material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company. Except as disclosed in the Memorandum, there is no action or suit by the Company currently pending or that the Company intends to initiate against others.


                  3.12     LICENSES, PERMITS AND APPROVALS

                           The Company owns or possesses and holds free from
restrictions or conflicts with the rights of others all franchises, licenses, permits, consents, approvals and other authority (governmental or otherwise), and all rights and privileges with respect to the foregoing, as are necessary for the conduct of its business as it is now being conducted, and as proposed to be conducted, except where the failure to own or possess and hold such franchises, licenses, permits, consents, approvals and other authority (governmental or otherwise) would not have a material adverse effect upon the Company. The Company is not in default in any material respects under any of such franchises, licenses, permits, consents, approvals or other authority.


                  3.13     TAXES

                           Except as disclosed in the Memorandum, (a) the
Company has filed all federal, state, local and other tax returns and reports, and any other material returns and reports with any governmental authorities (federal, state or local), required to be filed by it, (b) the Company has paid or caused to be paid all taxes (including interest and penalties) that are due and payable, except those which are being contested by it in good faith by appropriate proceedings and in respect of which adequate reserves are being maintained on its books in accordance with generally accepted accounting principles consistently applied, and (c) the Company does not have any material liabilities for taxes other than those incurred in the ordinary course of business and in respect of which adequate reserves are being maintained by it in accordance with generally accepted accounting principles consistently applied. Federal and state income tax returns for the Company have not been audited by the Internal Revenue Service or state authorities. No deficiency assessment with respect to, or proposed adjustment of, the Company's federal, state, local or other tax returns is pending or, to the best of the Company's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, local or other tax authority outstanding against the assets, properties or business of the Company. There are no applicable taxes, fees or other governmental charges payable by the Company in connection with the execution and delivery of this Agreement, except for governmental fees paid in connection with state and federal securities law filings.


                  3.14     EMPLOYEES; ERISA

                           The Company has no knowledge of any pending or
threatened work stoppage, or union organizing effort involving the employees of the Company. The Company has no knowledge as to any intention of any key employee or any group of employees to leave the employ of the Company. Other than as disclosed in Schedule 3.14 hereto or in the Memorandum, the Company has not established, sponsored, maintained, made any contributions to or been obligated by law to establish, maintain, sponsor or make any contributions to any "employee pension benefit plan" or "employee welfare benefit plan" (as such terms are defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), including, without limitation, any "multi-employer plan". Any such plans have been established and are being operated in compliance with ERISA, and there exist no unfunded obligations of the Company with respect to any such plan, except as could not reasonably be expected to have a material adverse effect on the Company. The Company has complied with all applicable laws relating to the employment of labor, including provisions relating to wages, hours, equal opportunity, collective bargaining and the payment of Social Security and other taxes, and with ERISA except to the extent that noncompliance would not reasonably be expected to have a material adverse effect on the Company, and the Company is not aware of any pending or threatened claim against the Company with respect to the foregoing.

                  3.15     DISASTER

                           Neither the business nor the properties of the
Company are currently affected (or has been affected at any time since December 31, 1996) by any fire, explosion, accident, strike, lockout or other dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), of a kind which (individually or in the aggregate) has materially adversely affected, or could reasonably be expected to materially adversely affect, the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company.


                  3.16     BOOKS AND RECORDS

                           The books and records of the Company, including,
without limitation, all stock ledgers and minute books containing minutes of Board of Directors and stockholders meetings, are complete and correct in all material respects. No action has been taken which requires the approval of the Board of Directors or the stockholders of the Company which has not been so approved and is not accurately reflected in the Company's minute books.


                  3.17     MATERIAL CHANGES

                           Except as disclosed in Schedule 3.17 hereto, since
the date of the Memorandum, there has been no material change in the information set forth therein, except to the extent described in this Agreement or as disclosed in the Exhibits and the Schedules hereto, and there have been no material changes in the employment of personnel or in the condition (financial or otherwise), operations or prospects of the Company, except changes occurring in the ordinary course of business which have not had (and are not reasonably anticipated to have) a material adverse effect on the Company.


                  3.18     REGISTRATION RIGHTS

                           Except as contemplated in the Registration Rights
Agreement dated as of November 13, 1996 (and amended as of the date hereof) between the Company, the Original Investors, the Patricof-Managed Funds, the purchasers of Series B Preferred Stock, the Agent and the Purchasers (the "Registration Rights Agreement") or as disclosed in the Memorandum, no person, other than certain holders of Common Stock, the holders of Series B Preferred Stock, and the Agent, as holder of the Agent's Warrant, has the right to cause the Company to effect the registration under the Securities Act of any shares of capital stock or any other securities (including debt securities) of the Company.

                  3.19     INDEBTEDNESS

                           Schedule 3.19 hereto sets forth (i) the amount of all
indebtedness of the Company outstanding as of the Closing (excluding indebtedness in individual amounts of less than $25,000, but not exceeding an aggregate excluded amount of $100,000), (ii) any lien, charge, security interest or encumbrance with respect to such indebtedness and (iii) a brief description of each instrument or agreement governing such indebtedness. The Company has provided counsel to the Agent a complete and correct copy of each such instrument or agreement (including all amendments, supplements or modifications thereto). No default exists with respect to or under any such indebtedness or any instrument or agreement relating thereto which default would reasonably be expected to have a material adverse effect on the Company.


                  3.20     INSURANCE

                           The Company holds valid policies with reputable
insurers covering insurance in the amounts and type that the Company reasonably believes is appropriate and customary for entities in the same or similar businesses to that of the Company or that are otherwise required to be maintained by it and with such deductibles or coinsurance as is customary, and such policies are in full force and effect. Schedule 3.20 lists all insurance policies presently in effect for which the Company is a named beneficiary. The Company has timely filed claims with its insurers with respect to all material matters and occurrences for which it believes it has coverage.


                  3.21     BROKERS

                           Except for the Agent, the Company has no contract,
arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.


                  3.22     PROPRIETARY RIGHTS

                           (a)      The Company owns or possesses, or has
adequate and enforceable licenses or other rights to use and license for all purposes, all proprietary rights necessary for its business (as now conducted and as proposed to be conducted) without any conflict with or infringement of the rights of others. Schedule 3.22 attached hereto contains an accurate and complete list of all proprietary rights which the Company owns or is licensed or authorized to use by others. The Company has the rights to use and/or own and/or develop and license the proprietary rights as such rights are set forth on such
Schedule 3.22, and, except as set forth on such Schedule 3.22, (i) no other person has been granted, by the Company or otherwise, any rights, or has any interest, in such proprietary rights and (ii) to the knowledge of the Company, with respect to any proprietary rights which have been assigned to the Company, the assigning party is fully authorized to assign such rights to the Company without thereby creating an obligation of the Company to any person. All proprietary rights held by the Company under licenses have been duly licensed to the Company, and, except as set forth in such Schedule 3.22, the Company has rights to its proprietary rights free and clear of any liens or other encumbrances. No claim has been asserted or, to the knowledge of the Company, threatened, by any Person regarding the use or licensing of any of the Company's proprietary rights by the Company or challenging or questioning the validity, enforceability or effectiveness of any licenses or agreements (including, without limitation, assignments) relating to proprietary rights or asserting any rights in such proprietary rights. The use of its proprietary rights by the Company does not violate or infringe, and has not in the past violated or infringed, the rights of any person. No claims have been asserted by the Company against any other person claiming infringement of the Company's proprietary rights. The Company has not granted any licenses to the Company's proprietary rights (other than those granted as a result of the sales of any proprietary product of the Company in the ordinary course of business), and is not aware of the third parties who are infringing or violating any of such proprietary rights. Neither the Company nor, to the knowledge of the Company, any other person is in default under any license or other agreement relating to the Company's proprietary rights (including without limitation, assignments), and all such licenses and agreements are valid, enforceable and in full force and effect.

                           (b)      Except as set forth on Schedule 3.22
attached hereto, the Company has not granted rights to manufacture, produce, assemble, license, market, or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market, or sell its products. No supplier of components to the Company is a sole source of such components, except for those components that can be obtained from another supplier at substantially the same cost and quantities in a similar time frame.


                  3.23     RELATED PARTY TRANSACTIONS

                           (a)      No holder of the Company's Common Stock,
Series A Preferred Stock or Series B Preferred Stock (an "Existing Investor"), employee, officer or director of the Company, no affiliate of any Existing Investor, employee, officer or director of the Company, and no member of the immediate family of any Existing Investor, employee, officer or director of the Company (any of the foregoing, a "Related Party") is indebted to the Company, with the exception of Bill J. Buzbee, Vice President - Truckstop Sales and Business Development and Jody Green, Vice President - Product Development, as described more fully in the Memorandum under the heading "Certain Transactions" and Schedule 3.8 attached hereto.

                           (b)      The Company is not indebted and is not
committed to make loans or extend or guarantee credit, to any Related Party.

                           (c)      No Related Party is interested, directly or
indirectly, in any contract with the company except by reason of their ownership interest in the Company and/or their membership on the company's Board of Directors.

                           (d)      No Existing Investor or party to this
Agreement is presently, directly or indirectly through such party's affiliation with any other person, a party to any transaction with the Company providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to, any such person pursuant to an agreement that is material.



SECTION 4.        REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser hereby severally represents and warrants to the Company as follows as of the date hereof and as of the Closing:


                  4.1      PURCHASER AUTHORITY; ACCREDITED INVESTOR STATUS

                           (a)      The Purchaser has all requisite power,
authority and legal right to execute, deliver, enter into, consummate and perform this Agreement. The execution, delivery and performance of this Agreement by the Purchaser have been duly authorized by all required corporate, partnership or other actions on the part of the Purchaser. The Purchaser has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

                           (b)      The Purchaser hereby represents to the
Company that it has substantial knowledge, skill and experience in making investment decisions of this type, it is capable of evaluating the risk of its investment in the Shares being purchased by it and is able to bear the economic risk of such investment, including the risk of losing the entire investment, that (except as the Purchaser has otherwise advised the Company and the Purchaser's counsel in writing) it is purchasing the Shares to be purchased by it for its own account, and that the Shares are being purchased by it for investment and not with a present view to any distribution thereof in violation of applicable securities laws. It is understood that the disposition of the Purchaser's property shall at all times be within the Purchaser's control. If the Purchaser should in the future decide to dispose of any of its Shares, it is understood that it may do so only in compliance with the Securities Act, applicable state securities laws and this Agreement. The Purchaser represents that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that its investment in the Shares does not represent more than 5% of such Purchaser's net worth. For purposes hereof, "net worth" means total assets in excess of total liabilities, exclusive of home, home furnishings and automobiles.

                           (c)      The Purchaser has received (i) audited
financial statements for the nine month period ending March 31, 1997 and (ii) the Memorandum and has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.

                           (d)      The Purchaser understands that (i) the
Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) and Rule 506 promulgated under the Securities Act, (ii) the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and any applicable state securities laws or is exempt from such registration or registrations (and evidence satisfactory to the Company is provided by such Purchaser of the availability of such exemptions, including the delivery, upon request, to the Company of an opinion of counsel to such Purchaser, which opinion and counsel are satisfactory to the Company), and (iii) the Shares will bear a legend to such effect.

                           (e)      The Purchaser represents that at no time was
the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, advertisement or any other form of general or public advertising or solicitation. In addition, the Purchaser acknowledges that there has never been any representation, guaranty or warranty made by the Company or any agent or representative of the Company as to the amount of or type of consideration or profit, if any, to be realized as a result of any investment by the Purchaser in the Series C Preferred Stock or the Common Stock issuable upon conversion of the Series C Preferred Stock.

                           (f)      The Purchaser has discussed with his legal,
tax and financial advisors the suitability of an investment in the Company for his particular tax and financial situation. All information which he has provided to the Company concerning him and his financial position is correct and complete as of the date of this Agreement, and if there should be any material change in such information prior to the Closing Date, the Investor agrees immediately to provide such information to the Company and the Agent.

                           (g)      The information provided in the Investor
Questionnaire submitted to the Company by such Investor, is true, complete and correct as of the date hereof.

                           (h)      The Purchaser is a bona fide resident and
domiciliary of, or legal entity of, the state of address as set forth on Exhibit A hereto.

                           (i)      If the Purchaser is not a resident of the
United States, he understands that it is his responsibility to satisfy himself as to the full observance of the laws of any relevant territory outside the United States relating to his purchase of the Shares, including obtaining any required governmental or other consents or observing any other applicable formalities.



                  4.2 RELIANCE ON REPRESENTATIONS AND WARRANTIES BY THE COMPANY AND THE AGENT

                           Each Purchaser hereby acknowledges that the Company
and the Agent are relying on the foregoing representations and warranties in connection with the sale to such Purchaser of the Shares, and thereby agrees to indemnify and hold harmless the Company and the Agent and their respective officers, directors, control persons, agents, partners and affiliates harmless from and against any and all liabilities, losses, claims, costs, damages, judgments, settlements and expenses (including reasonable attorneys' fees and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) suffered or incurred by any of them as a result of the breach of any of such representation and warranty. In no event, however, shall the liability of any Purchaser for indemnification under this Section 4.2 exceed the purchase price paid by the Purchaser to the Company in connection with such Purchaser's purchase of the Shares.


SECTION 5.        COVENANTS OF THE COMPANY

         The Company covenants and agrees, so long as 20% or more of the Shares issued hereunder are held of record by the Purchasers and have not been converted into shares of the Common Stock, unless some other period is expressly provided in any subsections of this Section 5, in which case such specific period will govern, as follows:


                  5.1      USE OF PROCEEDS

                           The Company will use the proceeds from the sale of
the Shares as described in the section of the Memorandum entitled "Use of Proceeds."


                  5.2      FINANCIAL INFORMATION

                           The Company will maintain a system of accounting
established and administered in accordance with sound business practices to permit preparation of financial statements in accordance with generally accepted accounting principles consistently applied. The Company will deliver the following to each Purchaser thereof:

                           (i)      as soon as practicable but in any event
within 120 days after the close of each fiscal year of the Company, (A) a balance sheet of the Company as of the end of such fiscal year and (B) statements of operations and cash flows of the Company for such fiscal year, in each case setting forth in comparative form the corresponding financial information for the immediately preceding fiscal year, all such balance sheets and statements to be audited by an independent public accounting firm of recognized national standing selected by the Company, and such statements shall be accompanied by management's discussion and analysis of the differences between the results for such fiscal year and the corresponding financial information for the preceding fiscal year and between the budgeted amounts (as supplied pursuant to paragraph (ii) below) and the results for such year and a narrative discussion of the Company's liquidity and capital resources as of the end of such year conforming in all material respects to the requirements contained in Item 303 of Regulation S-K under the Securities Act. All financial statements provided under this Section 5.2(i) shall be prepared in accordance with GAAP, consistently applied, and shall be certified as to accuracy and completeness by the Vice President of Finance or the President of the Company.

                           (ii)     as soon as reasonably practicable, and in
any event within 60 days after the close of each of the Company's first three
(3) fiscal quarters, (A) an unaudited balance sheet of the Company as of the end of such fiscal quarter and (B) unaudited statements of operations and cash flows of the Company for the quarter just ended and for the portion of the fiscal year ended with the end of such quarter, in each case in reasonable detail, certified as to accuracy and completeness by the Vice President - Finance or the President and Chief Executive Officer of the Company and setting forth in comparative form the corresponding amounts for the comparable period one year prior thereto (subject to normal year-end adjustments), together with a management's discussion and analysis of differences between such results and the corresponding financial information for the prior period; and

                           (iii)    as soon as reasonably practicable, such
other information as may reasonably be requested by a holder of Shares (unless reasonably objected to by the Company), regarding the assets, properties, liabilities, business, affairs, results of operations or conditions (financial or otherwise) of the Company. As a condition to receiving such information from the Company, each holder (other than any parties that are (i) agencies, instrumentalities or entities affiliated with any state government or (ii) a government sponsored retirement system) of Shares requesting such information shall, if requested by the Company, execute an appropriate confidentiality agreement.

The obligation of the Company to furnish such financial information shall terminate when the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.


                  5.3      NOTICE OF EVENTS OF DEFAULT; LITIGATION

                           Promptly, but in any event within ten (10) days after
notice thereof is received by the Company, the Company will deliver to each holder of Shares any notice of (i) a default by the Company in the observance or performance of any material contract or agreement to which the Company is a party, including, without limitation, any Transaction Document, and (ii) the commencement of any investigation, action or proceeding at law or in equity or before any federal or state court or governmental agency to which the Company is a party an adverse result of which would, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the business or financial condition of the Company.


                  5.4      ACCESS TO INFORMATION

                           At the request of holders of 20% or more of the
outstanding Shares, the Company will permit such Purchasers and any authorized representative of such Purchasers, subject to (if requested by the Company) execution by such Purchasers of a reasonable confidentiality agreement, full and complete access at the Company during normal business hours and in a manner that will not unreasonably interfere with the conduct of the Company's business, to the properties and books and records of the Company. The Purchasers requesting such access shall bear all costs and expenses they or their representatives incur in connection with such request and such access.

               5.5 MAINTENANCE OF EXISTENCE; PROPERTIES AND FRANCHISES; COMPLIANCE WITH LAW; TAXES; INSURANCE

                       The Company will:

                           (a)      maintain its corporate existence, rights and
other franchises in full force and effect; provided, that the Company may terminate or permit the termination or abandonment of rights or other franchises, if in the opinion of the Company it is no longer in the Company's best interests to maintain such rights or other franchises and such termination or abandonment will not be prejudicial in any material respect to the holders of the Shares;

                           (b)      maintain its tangible assets in good repair,
working order and condition, ordinary wear and tear excepted, so far as necessary to the proper carrying on of its business;

                           (c)      comply with each provision of all leases to
which it occupies real or personal property if the breach of such provision would reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or operations of the Company;

                           (d)      comply with all applicable laws and with all
applicable orders, rules, rulings, certificates, licenses, regulations, demands, judgments, writs, injunctions and decrees, the violation of which would reasonably be expected to have a material adverse effect on the Company, provided, that such compliance shall not be necessary so long as the applicability or validity of any such law, order, rule, ruling, certificate, license, regulation, demand, judgment, writ, injunction or decree shall be contested in good faith by appropriate proceedings;

                           (e)      pay when due all taxes, fees, assessments
and other government charges imposed upon its properties, assets or income and all claims or indebtedness (including, without limitation, materialmen's, vendor's, workmen's and like claims) prior to such claims becoming a lien upon such properties or assets; provided, that payment of any such tax, fee, assessment, charge, claim or indebtedness shall not be necessary so long as (i) the applicability or validity thereof shall be contested in good faith by appropriate proceedings and a reserve, if appropriate, shall have been established with respect thereto and (ii) failure to make such payment will not have a material adverse effect on the business or financial condition of the Company; and

                           (f)      keep adequately insured all of its
respective properties of a character customarily insured by entities in the same or similar business as that of the Company, against loss or damage of the kinds and in amounts customarily insured against by such entities and with such deductibles or coinsurance as is customary.


                  5.6      NO CHANGE IN BUSINESS

                           The Company will not, without the prior written
consent of holders owning a majority in interest of the Shares, engage in any business other than the provision of certain advertising, entertainment and communication services to long-haul professional truck drivers as described in the Memorandum or reasonable extensions or expansions thereof.


                  5.7      RESTRICTIVE AGREEMENTS PROHIBITED

                           The Company shall not become a party to any agreement
which by its terms restricts the Company's ability to comply with and perform its obligations under the Transaction Documents and the Series C Certificate of Designation and the By-Laws of the Company.


                  5.8      NO DIVIDENDS; NO REDEMPTION

                           Subject to the provisions of the Transaction
Documents, the Company's Series C Certificate of Designation and the Company's existing debt instruments, the Company will not (i) declare or make or permit to be declared or made any payment of cash dividends on the Common Stock unless equal cash dividends are declared and paid on the Series C Preferred Stock on the same date or (ii) redeem or repurchase outstanding shares of Common Stock.


                  5.9      CONSOLIDATION, MERGER AND SALE

                           Without the consent of the holders of a majority of
the outstanding Shares, the Company will not do any of the following (or agree to do any of the following): (a) wind up, liquidate or dissolve its affairs; (b) sell, lease, transfer or otherwise dispose of 20% or more of its assets to any other person other than in the ordinary course of business unless the proceeds of such disposition are reinvested in assets of the general type used in the business of the Company; (c) consolidate with, merge into or enter into a share exchange with any other person; or (d) permit any other person (other than a wholly-owned subsidiary on the date hereof) to merge into or sell, lease or transfer all or substantially all of its property, assets or capital stock to the Company, unless:

                           (i) the surviving entity is an entity incorporated under the laws of a State of the United States of America;

                           (ii) immediately after such purchase, merger or
                  transfer, no default with respect to any material contracts, understandings or agreements to which the Company is or may be a party shall have occurred and be continuing;

                           (iii) the consolidated net worth of the surviving
                  entity shall be equal to or greater than the net worth of the Company immediately preceding such purchase, merger or consolidation; and

                           (iv) either:

                                    (A) the merger or consolidation is between
                           two or more wholly-owned subsidiaries of the Company or between the Company and one or more wholly-owned subsidiaries of the Company; or

                                    (B) following the merger or consolidation,
                           the shareholders immediately prior to the transaction hold as a group the right to cast at least 20% of the votes of all holders of voting securities of the resulting or surviving entity.


                  5.10     TRANSACTIONS WITH AFFILIATES

                           The Company will not, directly or indirectly, enter
into any transaction, series of transactions or agreement (including, without limitation, the purchase, sale, distribution, lease or exchange of any property or the rendering of any service) with any affiliate of the Company, other than a wholly-owned subsidiary of the Company, unless such transaction, series of transactions or agreement involves less than $100,000 per calendar year individually or less than $500,000 per year in the aggregate and is on terms that are no less favorable to the Company, as the case may be, than those which might be obtained at the time of such transaction from a person who is not such an affiliate; provided, however, that this Section 5.10 shall not limit, or be applicable to, (i) contractual commitments of the Company that were entered into prior to the date hereof; (ii) employment arrangements with any individual who is an employee of the Company if such arrangements are approved by the Board of Directors of the Company; (iii) the payment of reasonable and customary regular fees to directors who are not employees of the Company and (iv) options previously issued to present and former employees of the Company and options and warrants to purchase up to 115,154 and 186,750 shares of Common Stock, respectively, to be granted in the future (with fair market value exercise prices).


                  5.11 SUPERIOR CLASSES OR SERIES OF CAPITAL STOCK; AMENDMENT OF SERIES C CERTIFICATE OF DESIGNATION, CERTIFICATE OF INCORPORATION OR BY-LAWS

                           Without the consent of the holders of at least 66
2/3% of the then outstanding Shares, the Company shall not (i) authorize, create, issue or sell any class or series of equity security (other than Series A or Series B Preferred Stock) having rights that are senior to, or pari passu with, the Series C Preferred Stock except as authorized in the Series C Certificate of Designation, or (ii) amend, waive or repeal any provisions of, or add any provision to, the Series C Certificate of Designation, the Certificate of Incorporation or any other certificate of designation filed with the Secretary of State of Delaware by the Company with respect to its preferred stock, and/or By-Laws of the Company.


                  5.12     NO DILUTION OR IMPAIRMENT; NO CHANGES IN CAPITAL
                           STOCK

                           The Company will not, without the prior consent of
holders owning a majority of the outstanding Shares, by amendment of its Series C Certificate of Designation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Transaction Documents or impair or reduce the rights of the holders of the Shares as a class. The Company will at all times in good faith assist in the carrying out of all such terms, and in the taking of all such action, as may be necessary or appropriate in order to protect the rights of the holders of Shares as such rights are set forth in the Transaction Documents and the Company's Series C Certificate of Designation, against impairment. Without limiting the generality of the foregoing, the
Company: (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of the Company's Common Stock free from all taxes, liens and charges with respect to the issue thereof, upon the conversion of the Shares, from time to time, (b) will not take any action which results in any adjustment of the basis of conversion of the shares described in the Company's Series C Certificate of Designation if the total number of shares of the Company's Common Stock issuable upon the conversion of all of the then outstanding Shares would exceed the total number of shares of the Company's Common Stock then designated under the Company's Series C Certificate of Designation and authorized for the purpose of issuance upon such conversion, (c) will not have any authorized Common Stock other than its existing authorized class of Common Stock, (d) will not amend its Certificate of Incorporation to change any terms of its Common Stock, (e) will not amend its Series C Certificate of Designation in any manner to alter or change the powers, privileges or preferences of the holders of the Series C Preferred Stock (including without limitation amendments to its Series C Certificate of Designation after any Shares have been called for redemption), (f) will not create or authorize any obligation or security convertible into shares of Series C Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series C Preferred Stock as to the payment of dividends and the distribution of assets on the liquidation, dissolution or winding up of the Company, whether any such creation, authorization or increase shall be by means of amendment to the Series C Certificate of Designation or by merger, consolidation or otherwise and (g) after the date hereof, (i) will not increase the number of shares of Common Stock covered under its Stock Option Plan or any other option plan above 525,000 shares in the aggregate and (ii) will not create or establish (or make any grants or awards under) any stock, phantom stock, stock appreciation rights or other equity equivalent plan for employees, officers, directors, agents or consultants of the Company whereby the Company agrees to pay any person a percentage of, or an amount otherwise determined by reference to, the earnings of the Company, the value of their stock or the proceeds from a sale of their stock or upon their liquidation. Any of the foregoing may be amended or waived with the consent of a majority in interest of the outstanding Shares.

                  5.13     RESERVATION OF SHARES

                           There have been reserved, and the Company shall at
all times keep reserved, free from preemptive rights, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of (i) the conversion rights of the Shares provided in the Company's Series C Certificate of Designation and (ii) the Agent's Warrant. If at any time the number of authorized but unissued shares of Common Stock of the Company shall not be sufficient to effect the conversion of the Shares and the exercise of the Agent's Warrant or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate and stockholder action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable federal or state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Shares or exercise of the Agent's Warrant.


                  5.14     PRIVATE PLACEMENT STATUS

                           Neither the Company nor any agent nor other person
acting on the Company's behalf will do or cause to be done (or will omit to do or to cause to be done) any act which act (or which omission) would result in bringing the issuance or sale of the Shares, and the issuance of Common Stock upon conversion of the Shares, within the provisions of Section 5 of the Securities Act or the filing, notification or reporting requirements of any state securities law, except for filings, notices or reports pursuant to state securities laws which have already been made or which are contemplated in connection with the private offering and sale of the Shares.


                  5.15     REGULATION D FILING

                           The Company will file on a timely basis a Form D
"Notice of Sale of Securities Pursuant to Regulation D" and any amendments thereto required to be filed with the Securities and Exchange Commission pursuant to Regulation D under the Securities Act, and all notices, filings and registrations, and amendments to any thereof as shall be required under any state securities or "Blue Sky" law or any regulation thereunder, and will simultaneously furnish copies of such Form D or amendment thereto and each such notice, filing registration or amendment thereof to the Agent and counsel to the Purchasers on behalf of Purchasers.


                  5.16     ACCESS TO INFORMATION AND DOCUMENTS

                           Prior to each Closing, the Company shall give the
Purchasers and their respective counsel, accountants and other representatives, reasonable access, during normal business hours and upon reasonable notice, to all the properties, documents, contracts, records and appropriate personnel of the Company. Prior to each Closing, the Company shall furnish the Purchasers with copies of such documents and with such information with respect to the affairs of the Company as the Purchasers may from time to time reasonably request.


                  5.17     FURTHER ASSURANCES

                           Subject to the terms and conditions of this
Agreement, the parties hereto shall use best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the sale of the Series C Preferred Stock pursuant to this Agreement.


                  5.18     FEES

                           The Company and each of the Purchasers shall bear
their own legal and other expenses with respect to this transaction, except that upon each Closing, the Company shall pay (i) the fees, expenses and disbursements of Piper & Marbury L.L.P., counsel to the Purchasers, and the out-of-pocket expenses of the Agent in an aggregate amount not to exceed $75,000 without the prior approval of the Company, which approval shall not be unreasonably withheld or delayed, and (ii) the Agent's cash commission, each as provided in the engagement letter dated March 31, 1997, between the Company and the Agent (the "Engagement Letter").


                  5.19     NOTICES

                           The Company will give to all holders of Shares copies
of all notices given by the Company to holders of its Common Stock concurrently with the giving of such notices to the holders of Common Stock.


                  5.20     REDEMPTION OBLIGATIONS

                           The Company acknowledges its obligation to redeem for
cash 50% of the Shares on or before each of November 13, 2002 and November 13, 2003, respectively, in accordance with the terms of the Company's Series C Certificate of Designation. If, the Company has insufficient capital resources to redeem all such Shares, the Company covenants to use its reasonable best efforts to obtain the funds necessary to effect such redemption in full as soon as practicable, including engaging a nationally-known investment banking or financial advisory firm reasonably acceptable to the holders of the Shares to assist the Board of Directors and management in either (i) a recapitalization of the Company or (ii) the sale of all or a portion of the Company's assets, in order to generate sufficient funds to fully redeem such Shares.


                  5.21     BOARD NOMINEE

                           The Board of Directors of the Company shall consist
of no more than seven persons on the date hereof. Prior to the completion of a Series C Qualifying Offering, as defined in the

Memorandum, the Purchasers shall be entitled to elect one director of the Company. Pursuant to the Purchasers' right to elect a director of the Company, the Agent, on behalf of the Purchasers, shall, within three months after the date hereof, provide the Company the name of an individual to be elected or nominated to the Company's Board of Directors within six months after the date hereof. By execution of this Agreement, the Purchasers agree that the Company may rely upon this procedure for purposes of satisfying its obligations with respect to the Series C director under the Series C Certificate of Designation.


SECTION 6.        CONDITIONS TO PURCHASERS' OBLIGATIONS

                           The Purchasers' obligation to purchase Shares
hereunder is subject to satisfaction of the following conditions (any of which may be waived by the Purchasers) as of the Closing:


                  6.1      SERIES C CERTIFICATE OF DESIGNATION

                           The Company's Series C Certificate of Designation, in
form and substance reasonably satisfactory to counsel to the Purchasers, shall have been filed with the Delaware Secretary of State in substantially the form attached hereto as Exhibit B and shall be in effect for the Company on and as of the date of such Closing and the Purchasers shall have received evidence thereof satisfactory to counsel to the Purchasers, and the Amendment to the Company's Certificate of Incorporation to provide for an increased number of authorized shares of the Company's capital stock shall have been duly approved in accordance with Delaware law.


                  6.2      CERTIFICATES FOR SHARES

                           Each Purchaser shall concurrently receive the
certificate(s) for Shares as contemplated by Section 2(b) hereof.


                  6.3      ACCURACY OF REPRESENTATIONS AND WARRANTIES

                           The representations and warranties of the Company in
this Agreement or in any certificate or document delivered pursuant hereto or thereto shall be true and correct in all material respects on and as of the Closing with the same effect as though made on and as of the Closing (after giving effect to transactions contemplated by this Agreement).


                  6.4      COMPLIANCE WITH AGREEMENTS

                           The Company shall have performed under, obtained all
necessary consents and/or waivers with respect to and complied with all agreements, covenants and conditions contained in the Transaction Documents and any other document contemplated hereby or thereby which are required to be performed or complied with by the Company on or before the Closing.

                  6.5      OFFICERS' CERTIFICATES

                           The Purchasers shall have received a certificate
dated the Closing Date and signed by the President and Chief Executive Officer and by the Vice President - Finance of the Company, to the effect that the conditions of this Section 6 have been satisfied.


                  6.6      MATERIAL ADVERSE CHANGE

                           Except as disclosed in this Agreement or in any
Schedule or Exhibit hereto or in the Memorandum, there shall have been no material adverse change in the business or financial condition or results of operations of the Company since March 31, 1997.


                  6.7      PROCEEDINGS

                           All corporate and other proceedings in connection
with the transactions contemplated by the Transaction Documents (including the issuance of the Agent's Warrant), and all documents incident thereto, shall be in form and substance satisfactory to the Purchasers and Piper & Marbury L.L.P., their counsel, and the Purchasers shall have received all such originals or certified or other copies of such documents as the Purchasers or their counsel may reasonably request.


                  6.8      LEGALITY; GOVERNMENTAL AND OTHER AUTHORIZATION

                           The purchase of and payment for the Shares shall not
be prohibited by any law or governmental order, rule, ruling, regulation, release, interpretation or opinion applicable to the Purchasers and shall not subject the Purchasers to any penalty, tax, liability or other onerous condition. Any necessary consents, approvals, licenses, permits, orders and authorizations of, and any filings, registrations or qualifications with, any governmental or administrative agency or other person with respect to the transactions contemplated by this Agreement shall have been obtained or made and shall be in full force and effect. The Company shall have delivered to the Purchasers upon their reasonable request factual certificates or other evidence, in form and substance satisfactory to the Purchasers and their counsel, setting forth what is required to enable the Purchasers to establish compliance with this condition.


                  6.9      TIME OF PURCHASE

                           Unless extended in writing by the Company and the
Agent, the final Closing shall not be later than 5:00 p.m., Baltimore, Maryland time, on September 30, 1997.

                  6.10     NO CHANGE IN LAW, ETC.

                           No legislation, order, rule, ruling or regulation
shall have been proposed, enacted or made by or on behalf of any governmental body, department (including, but not limited to, the U.S. Department of Transportation) or agency, and no legislation shall have been introduced in either House of Congress, and no investigation by any governmental authority shall have been commenced or threatened, and no action, suit or proceeding shall have been commenced before, and no decision shall have been rendered by, any court, other governmental body or arbitrator, which, in any such case, in the reasonable judgment of the Purchasers or their counsel could adversely affect, restrain, prevent or change the transactions contemplated by this Agreement (including without limitation the issuance of the Shares hereunder and thereunder) or materially and adversely affect the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company.


                  6.11     OPINION OF COUNSEL

                           The Purchasers shall have received an opinion of
Kilpatrick Stockton LLP, counsel for the Company, dated the Closing Date and addressed to the Purchasers, which opinion shall be in form and substance reasonably satisfactory to the Agent and, on behalf of the Purchasers, Piper & Marbury L.L.P.


                  6.12     OTHER DOCUMENTS AND OPINIONS

                           The Purchasers shall have received such other
documents and opinions, in form and substance satisfactory to the Purchasers and their counsel, relating to matters incident to the transactions contemplated hereby as the Purchasers may reasonably request.



                  6.13     PAYMENT OF FEES AND EXPENSES

                           Each of Piper & Marbury L.L.P. and the Agent shall
have received payment in cash via wire transfer of its fees, commissions and expenses, as provided in the Engagement Letter.


                  6.14     ISSUANCE OF THE AGENT'S WARRANT(S)

                           The Company shall have issued to the Agent a five
year noncancelable warrant or warrants acceptable to the Company and the Agent to purchase up to 186,750 shares of the Company's Common Stock for an exercise price of $8.00 per share, subject to adjustment in certain circumstances.

SECTION 7.        CONDITIONS TO COMPANY'S OBLIGATIONS

                  The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:


                  7.1      PAYMENT

                           Simultaneously with each Closing and as described in
Section 2(b) hereof, the Company shall receive payment of $8.00 per share of Series C Preferred Stock being purchased at such Closing by certified or official bank check(s) or wire transfer(s) from the escrow agent for the previously deposited funds of the Purchaser(s) except as provided in Section 5.18.


                  7.2      REPRESENTATIONS AND WARRANTIES CORRECT

                           The representations and warranties made by the
Purchasers in Section 5 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.


SECTION 8.        BROKERS

         Except for certain fees payable to the Agent (all of which fees will be paid by the Company subject to the terms of the Engagement Letter), the Company represents and warrants to the Purchasers that there is no liability for (and the Company will pay and indemnify the Purchasers against) any fees or expenses (or claims therefor) of any investment banker, finder or broker retained by the Company or its affiliates (or that claims it was retained by the Company or its affiliates) in connection with this Agreement or sale of the Series C Preferred Stock. The Company will indemnify the Purchasers against all such fees or expenses payable to the enumerated persons in the preceding sentence and against any other such fees, expenses or claims of any person, unless such person was engaged by the Purchasers in connection with this Agreement or any of the transactions contemplated hereby.


SECTION 9.    BREACH OF REPRESENTATIONS, WARRANTIES AND COVENANTS

         (a) The representations and warranties (as of the date hereof and as of the Closing), covenants and agreements of the Company and of the Purchasers contained in this Agreement or in any document or certificate delivered pursuant hereto or in connection herewith shall survive, and shall continue in effect following (i) the execution and delivery of this Agreement, (ii) the closings hereunder and thereunder, (iii) any investigation at any time made by the Purchasers or on their behalf or by any other person, and (iv) the issuance, sale and delivery of the Shares, any disposition thereof and any payment, conversion or cancellation of the Shares except, that Sections 3 and 5 shall terminate upon the earlier of (i) the consummation of a Series C Qualifying Offering (as defined in the Series C Certificate of Designation) or (ii) when less than 20% of the Shares remain outstanding. All statements contained in any certificate delivered to the Purchasers by or on behalf of the Company pursuant hereto shall constitute representations and warranties by the Company hereunder.

                           (b)      The Company agrees to indemnify and hold the
Purchasers harmless from and against, and will pay to the Purchasers the full amount of, any loss, damage, liability or expense (including amounts paid in settlement and reasonable attorneys' fees and expenses) incurred by the Purchaser resulting directly or indirectly from any material breach of the representations, warranties, covenants or agreements of the Company contained in this Agreement or any certificate delivered to the Purchasers pursuant hereto or in connection herewith; provided that the Company shall only be required to indemnify the Purchasers for attorneys' fees of one counsel to the Purchasers and provided, further, that in no event shall the Company be liable for any amount in excess of the proceeds received by the Company from the sale of the Shares.


SECTION 10.    SPECIFIC PERFORMANCE

         The parties (other than any parties that are (i) agencies, instrumentalities or entities affiliated with any state government or (ii) a government sponsored retirement system) agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or otherwise.


SECTION 11.    EXPENSES

         (a) Whether or not the transactions herein contemplated are consummated, the Company will pay (i) the costs and expenses of the preparation and production of the Memorandum, the issuance of the Shares and the furnishing of all opinions by counsel for the Company, (ii) the fees and expenses of Piper & Marbury L.L.P. in connection with this Agreement and the transactions contemplated hereby, as provided in the Engagement Letter and, when combined with the out-of-pocket expenses of the Agent referred to in subsection (iii) below, not to exceed an aggregate amount of $75,000 without the Company's prior consent (whether or not a closing occurs hereunder, and if a closing occurs, the Company will make such payment on the Initial Closing Date and, if applicable, each subsequent Closing Date), (iii) subject to the Engagement Letter, the fees and out-of-pocket expenses of the Agent, and (iv) the fees and expenses (including reasonable attorneys' fees and expenses of one counsel for all Purchasers) of any Purchaser in enforcing its rights against the Company if the Company materially defaults in its obligations hereunder or under the Series C Certificate of Designation.

                           (b)      The Company agrees to pay, or to cause to be
paid, all documentary, stamp and other similar taxes levied under the laws of the United States of America or any state or local taxing authority thereof or therein in connection with the issuance and sale of the Shares and the execution and delivery of this Agreement and any other documents or instruments contemplated hereby or thereby and any modification of the Series C Certificate of Designation or this Agreement or any such other documents or instruments and will hold the Purchasers harmless without limitation as to time against any and all liabilities with respect to all such taxes.

                           (c)      The obligations of the Company under this
Section 11 shall survive the Closing hereunder and any termination of this Agreement.


SECTION 12.    AMENDMENTS AND WAIVERS

         (a) The terms and provisions of this Agreement may be amended, waived, modified or terminated only with the written consent of the holders of a majority of the outstanding Shares. Each Purchaser acknowledges that by operation hereof, the holders of a majority of the outstanding Shares (which may not include such Purchaser) will have the right and power to diminish or eliminate certain rights of such Purchaser under this Agreement.

         (b) The Company agrees that it will make reasonable efforts to notify all holders of Shares in advance of any proposed amendment, waiver, modification or termination, but failure to give such notice shall not in any way affect the validity of any such amendment, waiver, modification or termination. In addition, promptly after obtaining the written consent of the holders as herein provided, the Company shall transmit a copy of any amendment, waiver, modification or termination which has been adopted to all holders of Shares then outstanding, but failure to transmit copies shall not in any way affect the validity of any such amendment, waiver, modification or termination.

SECTION 13.  EXCHANGE OF SHARES; CANCELLATION OF SURRENDERED SHARES; REPLACEMENT

         (a) At any time at the request of any holder of Shares to the Company at its address provided under Section 14 hereof, the Company at its expense (except for any transfer tax arising out of the exchange) will issue and deliver to or upon the order of the holder in exchange therefor a new certificate or certificates therefor in such amount or amounts as such holder may request in the aggregate representing the number of Shares represented by such surrendered certificates, and registered in the name of such holder or otherwise as such holder may direct.

         (b) Any Share certificate which is converted into shares of Common Stock in whole or in part shall be canceled by the Company, and no new Share certificates shall be issued in lieu of any Shares which have been converted into shares of Common Stock. The Company shall issue a new certificate with respect to any Shares which were not converted into shares of Common Stock and were represented by a certificate which was converted or exercised in part.

         (c) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Share certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender of such Share certificate (which surrendered Share certificate shall be canceled by the Company), the Company will issue a new Share certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated Share certificate as if the lost, stolen, destroyed or mutilated Share certificate were then surrendered for exchange.


SECTION 14.   NOTICES

         All notices, requests, demands, consents and other communications hereunder shall be in writing and shall be delivered by hand or shall be sent by telex or telecopy (confirmed by registered, certified or overnight mail or courier, postage and delivery charges prepaid), if to the Company at the address indicated below, or if to a Purchaser at the address indicated on Exhibit A hereto, or at such other address as a party may from time to time designate as its address in writing to the other party to this Agreement. Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telex or telecopier, when received.

         (a)      If to the Company:

                  Park 'N View, Inc.
                  3403 NW 55th Street
                  Building 10
                  Fort Lauderdale, Florida   33309
                  Attention: Ian Williams, President and Chief Executive Officer
                  FAX:  954-730-2298
                  with a copy to:

                  James M. O'Connell, Esquire
                  Kilpatrick Stockton LLP
                  4101 Lake Boone Trail
                  Suite 400
                  Raleigh, North Carolina   27607
                  FAX:  919-420-1800

         (b)      If to the Purchaser, at the address
                  of the Purchaser set forth on Exhibit A.

                  with copies to:

                  Richard M. Berkeley
                  Managing Director
                  Alex. Brown & Sons Incorporated
                  One South Street
                  Baltimore, Maryland   21202
                  FAX:  410-895-4482

                                       and

                  Robert P. Irwin
                  Principal
                  Alex. Brown & Sons Incorporated
                  One South Street
                  Baltimore, Maryland 21202
                  FAX:  410-895-4663

                                       and

                  Stephen A. Riddick, Esq.
                  Piper & Marbury L.L.P.
                  36 South Charles Street
                  Baltimore, Maryland 21201
                  FAX:  410-576-1763


SECTION 15.   MISCELLANEOUS

         (a) This Agreement (including all schedules and exhibits hereto) and, upon the closing hereunder, the Series C Certificate of Designation, together with any further agreements entered into by the Purchasers and the Company at the Closing hereunder, contain the entire agreement between the Purchasers and the Company, and supersede any prior oral or written agreements, commitments, terms or understandings regarding the subject matter hereof.

         (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties (other than any parties that are (i) agencies, instrumentalities or entities affiliated with any state government or (ii) a government sponsored retirement system) hereby waive any provision of law which may render any provision hereof prohibited or unenforceable in any respect.

         (c) Unless otherwise expressly provided herein, any provision of this Agreement relating to the consent, determination, decision or waiver of a holder or holders of Shares means such holder's consent, determination, decision or waiver in such holder's sole discretion.

         (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, whether so expressed or not; provided, that the Company may not assign any of its rights, duties or obligations under this Agreement, except in connection with a transaction permitted by Section 5.9 or with the Purchasers' written consent.

         (e) In addition to any assignment by operation of law, a Purchaser may assign, in whole or in part, any or all of its rights (and/or obligations) under this Agreement to any permitted transferee of any or all of its Shares, except as provided under the terms of the Registration Rights Agreement, and (unless such assignment expressly provides otherwise) any such assignment shall not diminish the rights the Purchaser would otherwise have under this Agreement or with respect to any remaining Shares held by such Purchaser.

         (f) No course of dealing and no delay on the part of any party hereto in exercising any right, power, or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies. No single or partial exercise of any rights, powers or remedies conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         (g) The headings and captions in this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

         (h) The Company hereby agrees that the Agent may rely upon the Company's representations and warranties made to the Purchasers in Section 3 hereof as if such representations and warranties were made directly to the Agent.

         (i) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction). Each of the parties (other than any parties that are (i) agencies, instrumentalities or entities affiliated with any state government or
(ii) a government sponsored retirement system) hereby irrevocably submits to the jurisdiction of the state courts of the State of Delaware or any Federal court sitting in the State of Delaware for purposes of any controversy, claim or dispute arising out of or related to this Agreement.

         (j) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart. The authentic signature of any party received by facsimile transmission shall constitute a valid and binding signature of such party.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ATTEST:                                PARK 'N VIEW




  /s/ S.L. Conkling                    By:    /s/ Ian Williams
----------------------------------        -----------------------------------
                                          Name:   Ian Williams
                                          Title:  President and Chief Executive
                                                  Officer

                                    EXHIBIT A
                           Purchaser's Signature Page
                                       to
                            Stock Purchase Agreement
                                      with
                               Park 'N View, Inc.
                              Dated August 22, 1997


                                                            Number of Shares                 Purchase
Name of Purchaser                                              Purchased                       Price
-----------------                                           ----------------                 ---------
Venhill Limited Partnership                                          187,500                 $1,500,000

Juliet Challenger, Inc.                                              625,000                 $5,000,000

Henry L. Hillman, Elsie Hilliard Hillman and C.G.
Grefenstette, Trustees of the Henry L. Hillman
Trust U/A dated 11/18/85

                                                                     187,500                 $1,500,000

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Juliet Lea Hillman
                                                                      62,500                 $  500,000

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Audrey Hilliard Hillman
                                                                      62,500                 $  500,000

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for Henry Lea Hillman, Jr.
                                                                      62,500                 $  500,000

C.G. Grefenstette and Thomas G. Bigley, Trustees
U/A/T dated 8/28/68 for William Talbott Hillman
                                                                      62,500                 $  500,000

Winfield Capital Corp.                                                93,750                 $  750,000

ABS Employees' Venture Fund Limited Partnership
                                                                      17,662                 $  141,296

Franklin Antonio                                                      15,750                 $  126,000

Arundel Lumber Company, Inc.                                          15,625                 $  125,000

E. Reid Curley                                                           375                 $    3,000

Galen Cole Family Foundation                                          15,625                 $  125,000

Michael DelCollo                                                      12,500                 $  100,000


Gail G. Dougherty                                                      12,500                $   100,000

Michael K. Farr                                                         3,125                $    25,000

Richard M. Johnston Trust #2                                           12,500                $   100,000

Kelly E. Green                                                         31,250                $   250,000

Richard Heftel                                                         15,625                $   125,000

Leon Kaplan                                                            16,000                $   128,000

Robert Klein and/or Myriam Gluck, as Tenants - by -
Entirety                                                               16,250                $   130,000

Gerald Korman & Wendy S. Korman, as Tenants - by -
Entirety                                                                6,256                $    50,048

James C. McMillan                                                      12,500                $   100,000

Alan Meltzer                                                           37,500                $   300,000

Spiegel Enterprises                                                    15,625                $   125,000

Tampsco Partnership XII                                               125,000                $ 1,000,000

Foundation Partners Fund, G.P.                                        125,000                $ 1,000,000

Tennyson Private Placement Fund, LLC                                   62,500                $   500,000

Peter W. Wetherill                                                     25,000                $   200,000

Tri Ventures                                                           15,625                $   125,000

Benefit Capital Management Corporation as
Investment Manager for The Prudential Insurance
Company of America, Separate Account No. VCA-GA-5298

                                                                      125,000                $ 1,000,000

State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees' Retirement
System, State Employees' Retirement System,
Michigan State Police Retirement System, and
Michigan Judges Retirement System

                                                                      125,000                $ 1,000,000

APA Excelsior IV, L.P.                                                 92,500                $   740,000

Coutts & Co. (Cayman) LTD., Custodians for
APA/Excelsior IV/Offshore, L.P.                                        16,250                $   130,000

The P/A Fund, L.P.                                                     16,250                $   130,000
                                                                    ---------                -----------

     Total                                                          2,328,543                $18,628,344
                                                                    =========                ===========

See Omnibus Signature Page for Signature of Purchaser


Date executed:  August 22, 1997

                                                                      EXHIBIT A


                             OMNIBUS SIGNATURE PAGE

                               CORPORATE INVESTOR


Park `N View, Inc.                            Alex. Brown & Sons Incorporated
3403 NW 55th Street/Building 10               One South Street
Ft. Lauderdale, Florida   33309               Baltimore, Maryland  21202


Ladies and Gentlemen:

         The undersigned subscriber for shares of Series C Cumulative Convertible Preferred Stock ("Shares") of Park `N View, Inc. (the "Company") hereby submits to you this Omnibus Signature Page which constitutes the signature page for the attached (a) Investor Questionnaire, (b) Subscription Agreement, (c) Stock Purchase Agreement, (d) Registration Rights Agreement, as amended (the "Registration Rights Agreement"), (e) Amended and Restated Securityholders' Agreement and Exchange Agreement, as amended (the "Securityholders' Agreement") and (f) Securities Restriction Agreement, as amended (the "Securities Restriction Agreement"). The undersigned represents and agrees that THE EXECUTION OF THIS OMNIBUS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS and, in addition, acknowledges, certifies, represents and agrees with you as follows:

         1. INVESTOR QUESTIONNAIRE. The information contained in the Investor Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will immediately notify you of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

         2.       SUBSCRIPTION INFORMATION (to be completed by investor).

                  Number of Shares Subscribed for:
                                                   ---------

                  Aggregate purchase price (number of Shares x $8.00):                           $
                                                                                                  ----------

                  Amount of wire transfer:                                                       $
                                                                                                  ----------
                  NAME(S) IN WHICH SHARES ARE TO BE REGISTERED:



                  ------------------------------------------------------------------------------------------

                  Address to which Stock Certificates
                  should be delivered:

                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------


         3. INVESTMENT AUTHORIZATION. The undersigned corporation has all requisite authority to acquire the Shares hereby subscribed for, and to enter into the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement; and further, the undersigned officer of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute this Omnibus Signature Page and on its behalf.

         IN WITNESS WHEREOF, the undersigned represents, under penalty of perjury, that the foregoing statements are true and correct and that it has caused the Investor Questionnaire, the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement to be duly executed this ___ day of _______, 1997.



                                        ---------------------------------------
                                        Name of Investor


                                        By:
                                           ------------------------------------
                                           Signature of Authorized Person


                                           ------------------------------------
                                           Print name and title


NAME AND LOCATION OF YOUR ALEX. BROWN INVESTMENT REPRESENTATIVE:


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                             OMNIBUS SIGNATURE PAGE

                               INDIVIDUAL INVESTOR


Park `N View                                     Alex. Brown & Sons Incorporated
3403 NW 55th Street/Building 10                  One South Street
Ft. Lauderdale, Florida   33309                  Baltimore, Maryland  21202

Ladies and Gentlemen:

         The undersigned subscriber for shares of Series C Cumulative Convertible Preferred Stock ("Shares") of Park `N View, Inc. (the "Company") hereby submits to you this Omnibus Signature Page which constitutes the signature page for the attached (a) Investor Questionnaire, (b) Subscription Agreement, (c) Stock Purchase Agreement, (d) Registration Rights Agreement, as amended (the "Registration Rights Agreement"), (e) Amended and Restated Securityholders' and Exchange Agreement, as amended (the "Securityholders' Agreement") and (f) Securities Restriction Agreement, as amended (the "Securities Restriction Agreement"). The undersigned represents and agrees that THE EXECUTION OF THIS OMNIBUS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS and, in addition, acknowledges, certifies, represents and agrees with you as follows:

         1. INVESTOR QUESTIONNAIRE. The information contained in the Investor Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will immediately notify you of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

         2. SUBSCRIPTION INFORMATION (to be completed by investor).

            Number of Shares Subscribed for: __________

            Aggregate purchase price (number of Shares x $8.00):     $__________

            Amount of wire transfer:                                 $__________

            NAME(S) IN WHICH SHARES ARE TO BE REGISTERED:

            --------------------------------------------------------------------

                  Form of joint ownership (if applicable). (If one of these boxes is checked, subscriber and co-subscriber must both sign all documents):

                  [ ]      Tenants-by-Entirety

                  [ ]      Tenants-In-Common

                  [ ]      Joint Tenants

                  If the Shares hereby subscribed for are to be owned by more than one person in any manner, the undersigned understands and agrees that each of the co-investors in such Shares must sign this Omnibus Signature Page and complete an Investor Questionnaire in order for this subscription to be accepted.

                  Address to which Stock Certificates
                  should be delivered:

                                                         -----------------------

                                                         -----------------------

                                                         -----------------------




         IN WITNESS WHEREOF, the undersigned represent(s), under penalty of perjury, that the foregoing statements are true and correct and that he, she, or they have executed the Investor Questionnaire, the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement on his, her or their behalf this ___ day of __________, 1997.


------------------------------------------      --------------------------------
Please Print Name of Investor                   Signature of Investor




------------------------------------------      --------------------------------
Please Print Name of Co-Investor, if any        Signature of Co-Investor, if any



--------------------------------------------------------------------------------
    NAME AND LOCATION OF YOUR ALEX. BROWN INVESTMENT REPRESENTATIVE:

    -----------------------------------------------------------------

    -----------------------------------------------------------------

--------------------------------------------------------------------------------

                             OMNIBUS SIGNATURE PAGE

                                 TRUST INVESTOR

Park `N View, Inc.                               Alex. Brown & Sons Incorporated
3403 NW 55th Street/Building 10                  One South Street
Ft. Lauderdale, Florida   33309                  Baltimore, Maryland  21202

Ladies and Gentlemen:

         The undersigned subscriber for shares of Series C Cumulative Convertible Preferred Stock ("Shares") of Park `N View, Inc. (the "Company") hereby submits to you this Omnibus Signature Page which constitutes the signature page for the attached (a) Investor Questionnaire, (b) Subscription Agreement, (c) Stock Purchase Agreement, (d) Registration Rights Agreement, as amended (the "Registration Rights Agreement"), (e) Amended and Restated Securityholders' Agreement and Exchange Agreement, as amended (the "Securityholders' Agreement") and (f) Securities Restriction Agreement, as amended (the "Securities Restriction Agreement"). The undersigned represents and agrees that THE EXECUTION OF THIS OMNIBUS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS and, in addition, acknowledges, certifies, represents and agrees with you as follows:

         1. INVESTOR QUESTIONNAIRE. The information contained in the Investor Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will immediately notify you of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

         2. SUBSCRIPTION INFORMATION (to be completed by investor).

            Number of Shares Subscribed for: __________

            Aggregate purchase price (number of Shares x $8.00):     $__________

            Amount of wire transfer:                                 $__________

            NAME(S) IN WHICH SHARES ARE TO BE REGISTERED:

            --------------------------------------------------------------------

            Address to which Stock Certificates
            should be delivered:

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------


         3. INVESTMENT AUTHORIZATION. The undersigned trust has all requisite authority to acquire the Shares hereby subscribed for, and to enter into the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement; and further, the undersigned trustee of the subscribing trust has been duly authorized by all requisite action on the part of such trust to execute this Omnibus Signature Page and on its behalf.

         IN WITNESS WHEREOF, the undersigned represents, under penalty of perjury, that the foregoing statements are true and correct and that it has caused the Investor Questionnaire, the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement to be duly executed this ___ day of _______, 1997.


                                               ---------------------------------
                                               Name of Investor


                                            By:
                                               ---------------------------------
                                               Signature of Authorized Trustee

                                               ---------------------------------
                                               Print name



--------------------------------------------------------------------------------
      NAME AND LOCATION OF YOUR ALEX. BROWN INVESTMENT REPRESENTATIVE:

      ----------------------------------------------------------------

      ----------------------------------------------------------------

--------------------------------------------------------------------------------

                             OMNIBUS SIGNATURE PAGE

                              PARTNERSHIP INVESTOR

Park `N View, Inc.                               Alex. Brown & Sons Incorporated
3403 NW 55th Street/Building 10                  One South Street
Ft. Lauderdale, Florida   33309                  Baltimore, Maryland  21202

Ladies and Gentlemen:

         The undersigned subscriber for shares of Series C Cumulative Convertible Preferred Stock ("Shares") of Park `N View, Inc. (the "Company") hereby submits to you this Omnibus Signature Page which constitutes the signature page for the attached (a) Investor Questionnaire, (b) Subscription Agreement, (c) Stock Purchase Agreement, (d) Registration Rights Agreement, as amended (the "Registration Rights Agreement"), (e) Amended and Restated Securityholders' Agreement and Exchange Agreement, as amended (the "Securityholders' Agreement") and (f) Securities Restriction Agreement, as amended (the "Securities Restriction Agreement"). The undersigned represents and agrees that THE EXECUTION OF THIS OMNIBUS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS and, in addition, acknowledges, certifies, represents and agrees with you as follows:

         1. INVESTOR QUESTIONNAIRE. The information contained in the Investor Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will immediately notify you of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

         2. SUBSCRIPTION INFORMATION (to be completed by investor).

            Number of Shares Subscribed for: __________

            Aggregate purchase price (number of Shares x $8.00):     $__________

            Amount of wire transfer:                                 $__________

            NAME(S) IN WHICH SHARES ARE TO BE REGISTERED:


            --------------------------------------------------------------------

            Address to which Stock Certificates
            should be delivered:

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------


         3. INVESTMENT AUTHORIZATION. The undersigned partnership has all requisite authority to acquire the Shares hereby subscribed for, and to enter into the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement; and further, the undersigned general partner of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute this Omnibus Signature Page and on its behalf.

         IN WITNESS WHEREOF, the undersigned represents, under penalty of perjury, that the foregoing statements are true and correct and that it has caused the Investor Questionnaire, the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement to be duly executed this ___ day of _______, 1997.


                                                --------------------------------
                                                Name of Investor


                                          By:
                                                --------------------------------
                                                Signature of General Partner


                                                --------------------------------
                                                Print name and title


--------------------------------------------------------------------------------
      NAME AND LOCATION OF YOUR ALEX. BROWN INVESTMENT REPRESENTATIVE:

      ----------------------------------------------------------------

      ----------------------------------------------------------------

--------------------------------------------------------------------------------

                             OMNIBUS SIGNATURE PAGE

                       LIMITED LIABILITY COMPANY INVESTOR

Park `N View, Inc.                               Alex. Brown & Sons Incorporated
3403 NW 55th Street/Building 10                  One South Street
Ft. Lauderdale, Florida   33309                  Baltimore, Maryland  21202

Ladies and Gentlemen:

         The undersigned subscriber for shares of Series C Cumulative Convertible Preferred Stock ("Shares") of Park `N View, Inc. (the "Company") hereby submits to you this Omnibus Signature Page which constitutes the signature page for the attached (a) Investor Questionnaire, (b) Subscription Agreement, (c) Stock Purchase Agreement, (d) Registration Rights Agreement, as amended (the "Registration Rights Agreement"), (e) Amended and Restated Securityholders' Agreement and Exchange Agreement, as amended (the "Securityholders' Agreement") and (f) Securities Restriction Agreement, as amended (the "Securities Restriction Agreement"). The undersigned represents and agrees that THE EXECUTION OF THIS OMNIBUS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS and, in addition, acknowledges, certifies, represents and agrees with you as follows:

         1. INVESTOR QUESTIONNAIRE. The information contained in the Investor Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will immediately notify you of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

         2. SUBSCRIPTION INFORMATION (to be completed by investor).

            Number of Shares Subscribed for: __________

            Aggregate purchase price (number of Shares x $8.00):     $__________

            Amount of wire transfer:                                 $__________

            NAME(S) IN WHICH SHARES ARE TO BE REGISTERED:

            --------------------------------------------------------------------

            Address to which Stock Certificates
            should be delivered:

                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------


         3. INVESTMENT AUTHORIZATION. The undersigned limited liability company has all requisite authority to acquire the Shares hereby subscribed for, and to enter into the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement; and further, the undersigned officer of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute this Omnibus Signature Page and on its behalf.

         IN WITNESS WHEREOF, the undersigned represents, under penalty of perjury, that the foregoing statements are true and correct and that it has caused the Investor Questionnaire, the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement to be duly executed this ___ day of _______, 1997.


                                                  ------------------------------
                                                  Name of Investor


                                            By:
                                                  ------------------------------
                                                  Signature of Authorized Person


                                                  ------------------------------
                                                  Print name and title


--------------------------------------------------------------------------------
    NAME AND LOCATION OF YOUR ALEX. BROWN INVESTMENT REPRESENTATIVE:

    ----------------------------------------------------------------

    ----------------------------------------------------------------

--------------------------------------------------------------------------------

                             OMNIBUS SIGNATURE PAGE

                 GOVERNMENT SPONSORED RETIREMENT SYSTEM INVESTOR

Park `N View, Inc.                               Alex. Brown & Sons Incorporated
3403 NW 55th Street/Building 10                  One South Street
Ft. Lauderdale, Florida   33309                  Baltimore, Maryland  21202

Ladies and Gentlemen:

         The undersigned subscriber for shares of Series C Cumulative Convertible Preferred Stock ("Shares") of Park `N View, Inc. (the "Company") hereby submits to you this Omnibus Signature Page which constitutes the signature page for the attached (a) Investor Questionnaire, (b) Subscription Agreement, (c) Stock Purchase Agreement, (d) Registration Rights Agreement, as amended (the "Registration Rights Agreement"), (e) Amended and Restated Securityholders' Agreement and Exchange Agreement, as amended (the "Securityholders' Agreement") and (f) Securities Restriction Agreement, as amended (the "Securities Restriction Agreement"). The undersigned represents and agrees that THE EXECUTION OF THIS OMNIBUS SIGNATURE PAGE CONSTITUTES THE EXECUTION OF EACH OF THE FOREGOING DOCUMENTS and, in addition, acknowledges, certifies, represents and agrees with you as follows:

         1. INVESTOR QUESTIONNAIRE. The information contained in the Investor Questionnaire, including the undersigned's taxpayer identification number, is complete and accurate as of the date hereof and may be relied upon by you, and the undersigned will immediately notify you of any material change in any of such information which may occur prior to the acceptance of the undersigned's subscription and will promptly send you written confirmation thereof.

         2. SUBSCRIPTION INFORMATION (to be completed by investor).

            Number of Shares Subscribed for: __________

            Aggregate purchase price (number of Shares x $8.00):     $__________

            Amount of wire transfer:                                 $__________

            NAME(S) IN WHICH SHARES ARE TO BE REGISTERED:

            --------------------------------------------------------------------

            Address to which Stock Certificates
            should be delivered:

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------



         3. INVESTMENT AUTHORIZATION. The undersigned government sponsored retirement system has all requisite authority to acquire the Shares hereby subscribed for, and to enter into the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement; and further, the undersigned agent of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute this Omnibus Signature Page and on its behalf.

         IN WITNESS WHEREOF, the undersigned represents, under penalty of perjury, that the foregoing statements are true and correct and that it has caused the Investor Questionnaire, the Subscription Agreement, the Stock Purchase Agreement, the Registration Rights Agreement, the Securityholders' Agreement and the Securities Restriction Agreement to be duly executed this ___ day of _______, 1997.


                                                  ------------------------------
                                                  Name of Investor


                                            By:
                                                  ------------------------------
                                                  Signature of Authorized Agent


                                                  ------------------------------
                                                  Print name and title

--------------------------------------------------------------------------------
      NAME AND LOCATION OF YOUR ALEX. BROWN INVESTMENT REPRESENTATIVE:

      ---------------------------------------------------------------

      ---------------------------------------------------------------

--------------------------------------------------------------------------------

The following persons have executed the Omnibus Signature Page

                                                             Number of Shares                 Purchase
Name of Purchaser                                               Purchased                       Price
-----------------                                            ----------------                ----------
Venhill Limited Partnership                                          187,500                 $1,500,000

Juliet Challenger, Inc.                                              625,000                 $5,000,000

Henry L. Hillman, Elsie Hilliard Hillman
and C.G. Grefenstette, Trustees of the
Henry L. Hillman Trust U/A dated
11/18/85                                                             187,500                 $1,500,000

C.G. Grefenstette and Thomas G. Bigley,
Trustees U/A/T dated 8/28/68 for Juliet
Lea Hillman                                                           62,500                 $  500,000

C.G. Grefenstette and Thomas G. Bigley,
Trustees U/A/T dated 8/28/68 for Audrey
Hilliard Hillman                                                      62,500                 $  500,000

C.G. Grefenstette and Thomas G. Bigley,
Trustees U/A/T dated 8/28/68 for Henry
Lea Hillman, Jr.                                                      62,500                 $  500,000

C.G. Grefenstette and Thomas G. Bigley,
Trustees U/A/T dated 8/28/68 for William
Talbott Hillman                                                       62,500                 $  500,000

Winfield Capital Corp.                                                93,750                 $  750,000

ABS Employees' Venture Fund Limited
Partnership                                                           17,662                 $  141,296

Franklin Antonio                                                      15,750                 $  126,000

Arundel Lumber Company, Inc.                                          15,625                 $  125,000

E. Reid Curley                                                           375                 $    3,000

Galen Cole Family Foundation                                          15,625                 $  125,000

Michael DelCollo                                                      12,500                 $  100,000

Gail G. Dougherty                                                     12,500                 $  100,000

Michael K. Farr                                                        3,125                 $   25,000

Richard M. Johnston Trust #2                                          12,500                 $  100,000

Kelly E. Green                                                        31,250                 $  250,000

Richard Heftel                                                        15,625                 $  125,000

Leon Kaplan                                                           16,000                 $   128,000

Robert Klein and/or Myriam Gluck, as
Tenants - by - Entirety                                               16,250                 $   130,000

Gerald Korman & Wendy S. Korman, as
Tenants - by - Entirety                                                6,256                 $    50,048

James C. McMillan                                                     12,500                 $   100,000

Alan Meltzer                                                          37,500                 $   300,000

Spiegel Enterprises                                                   15,625                 $   125,000

Tampsco Partnership XII                                              125,000                 $ 1,000,000

Foundation Partners Fund, G.P.                                       125,000                 $ 1,000,000

Tennyson Private Placement Fund, LLC                                  62,500                 $   500,000

Peter W. Wetherill                                                    25,000                 $   200,000

Tri Ventures                                                          15,625                 $   125,000

Benefit Capital Management Corporation as
Investment Manager for The Prudential
Insurance Company of America, Separate
Account No. VCA-GA-5298                                              125,000                 $ 1,000,000

State Treasurer of the State of Michigan,
Custodian of the Michigan Public School
Employees' Retirement System, State
Employees' Retirement System,
Michigan State Police Retirement System, and
Michigan Judges Retirement System                                    125,000                 $ 1,000,000

APA Excelsior IV, L.P.                                                92,500                 $   740,000

Coutts & Co. (Cayman) LTD., Custodians
for APA/Excelsior IV/Offshore, L.P.                                   16,250                 $   130,000

The P/A Fund, L.P.                                                    16,250                 $   130,000
                                                                   ---------                 -----------
     Total                                                         2,328,543                 $18,628,344
                                                                   =========                 ===========

                                                                       EXHIBIT B


                           CERTIFICATE OF AMENDMENT TO
                    CERTIFICATE OF DESIGNATIONS, PREFERENCES
                AND RIGHTS OF SERIES C 7% CUMULATIVE CONVERTIBLE
                      PREFERRED STOCK OF PARK 'N VIEW, INC.

         Park `N View, Inc., a Delaware corporation (the "Corporation"), hereby certifies that pursuant to the authority contained in Article Seventh of the Corporation's Certificate of Incorporation, and in accordance with Section 242 of the General Corporation Law of the State of Delaware (the "DGCL"), the following resolution was duly adopted by the Board of Directors of the Corporation, amending a series of its Preferred Stock designated as Series C 7% Cumulative Convertible Preferred Stock:

         WHEREAS, the amendment of the designations herein certified has been duly adopted by the Corporation's Board of Directors and Holders of the Series A Preferred Stock (the "Series A Stock"), the Holders of the Series B 7% Cumulative Convertible Preferred Stock (the "Series B Stock"), and the Holders of the Series C 7% Cumulative Convertible Preferred Stock (the "Series C Stock"); and

         WHEREAS, the Certificate of Incorporation of the Corporation provides for two classes of shares known as common stock, $.001 par value per share (the "Common Stock"), and preferred stock, $.01 par value per share ("Preferred Stock"); and

         WHEREAS, the Corporation has created: (i) a series of Preferred Stock designated as Series A Preferred Stock; (ii) a series of Preferred Stock designated as Series B 7% Cumulative Convertible Preferred Stock; and (iii) a series of Preferred Stock designated as Series C 7% Cumulative Convertible Preferred Stock; and

         WHEREAS, the Board of Directors of the Corporation is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof.

         NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors deems it advisable to, and hereby does, designate a Series C 7% Cumulative Convertible Preferred Stock and fixes and determines the rights, preferences, qualifications, limitations and restrictions relating to the Series C 7% Cumulative Convertible Preferred Stock as follows:

         1. Designation. The shares of such series of Preferred Stock shall be designated "Series C 7% Cumulative Convertible Preferred Stock" (referred to herein as the "Series C Stock").

         2. Authorized Number. The number of shares constituting the Series C Stock shall be 3,750,000.

         3. Dividends. The holders of shares of Series C Stock shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, dividends at the rate of $0.56 (i.e., 7%) per share per annum, which shall be payable when and if declared by the Board of Directors or shall accrue quarterly on the last day of January, April, July and October in each year, commencing on August 31, 1997; provided, however, that upon an Event of Default (as hereinafter defined) and so long as it shall continue, such dividend rate shall be $.72 (i.e., 9%) per share per annum. Dividends on the Series C Stock shall be cumulative so that if, for any dividend accrual period, cash dividends at the rate hereinabove specified are not declared and paid or set aside for payment, the amount of accrued but unpaid dividends shall accumulate and shall be added to the dividends payable for subsequent dividend accrual periods and upon any redemption or conversion of shares of Series C Stock. If any shares of Series C Stock are issued on a date which does not coincide with a dividend payment date, then the initial dividend accrual period applicable to such shares shall be the period from the date of issuance thereof through whichever of January 31, April 30, July 31, or October 31 next occurs after the date of issuance. If the date fixed for payment of a final liquidating distribution on any shares of Series C Stock, or the date on which any shares of Series C Stock are redeemed or converted into Common Stock does not coincide with a dividend payment date, then subject to the provisions hereof relating to such payment, redemption or conversion, the final dividend accrual period applicable to such shares shall be the period from whichever of February 1, May 1, August 1 or November 1 most recently precedes the date of such payment, conversion or redemption through the effective date of such payment, conversion or redemption. Dividends paid in cash on the shares of Series C Stock (or Series A Stock or Series B Stock, which shall rank pari passu with the Series C Stock) in an amount less than the total amount of such dividends shall be allocated pro rata so that the total value of dividends paid on the Preferred Stock shall in all cases bear to each other the same ratio that the total value of accrued and unpaid dividends on the Series A Stock, the Series B Stock and Series C Stock bear to each other. Without the written consent of the holders of at least 66 2/3% of the then outstanding Series C Stock, the Corporation shall not declare or pay any cash dividend on, or redeem or repurchase or make any other cash distribution in respect of any other equity Securities (as defined herein) of the Corporation unless at the time of such declaration, payment or distribution all dividends on the Series C Stock accrued for all past dividend accrual periods shall have been paid and the full dividends thereon for the current dividend period shall be paid or declared and set aside for payment.

         4. Liquidation.

                  (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series C Stock shall be entitled, before any distribution or payment is made upon any Common Stock or any other class or series of stock ranking junior to the Series C Stock as to distribution of assets upon liquidation (other than the Series A Preferred Stock and the Series B Preferred Stock of the Corporation which shall rank pari passu with the Series C Stock), to be paid an amount equal to $8.00 per share (as adjusted for Recapitalization Events (as hereinafter defined)) plus all accrued and unpaid dividends to such date (collectively, the "Liquidation Payments"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series C Stock shall be insufficient to permit payment in full to the holders of Series C Stock of the Liquidation Payments, then the entire assets of the Corporation shall be distributed ratably among such holders and the holders of any class of preferred stock ranking on a parity with the Series C Stock in proportion to the full respective distributive amounts to which they are entitled.

                  (b) Upon any liquidation, dissolution or winding up of the Corporation, after the holders of Series C Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Common Stock and any other class or series of stock ranking junior to the Series C Stock as to distribution of assets upon liquidation.

                  (c) Written notice of a liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein, to each holder of record of Series C Stock at its post office address as shown by the records of the Corporation.

         5. Conversion.

                  The holders of the Series C Stock shall have the following conversion rights:

                  (a) Optional Conversion. Each share of Series C Stock shall be convertible at any time, at the option of the holder of record thereof, into fully paid and nonassessable shares of Common Stock at the "conversion rate" (as defined in paragraph (c) below) then in effect upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series C Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify the Corporation from any losses incurred by it in connection therewith.

                  (b) Conversion on Qualifying Offering. Upon the consummation of a Qualifying Offering (as defined below), upon not less than ten
         (10) days prior written notice by the Corporation of the anticipated consummation of such offering, each share of Series C Stock shall be converted into fully paid and nonassessable shares of Common Stock at the conversion rate. A "Qualifying Offering" means (i) the Corporation shall have consummated a firm commitment underwritten public offering of its Common Stock by a nationally recognized investment banking firm pursuant to an effective registration under the Securities Act of 1933, as amended, covering the offering and sale of both primary and secondary shares of Common Stock which results in gross proceeds of at least $20,000,000, (ii) the Common Stock is quoted or listed by either The Nasdaq Stock Market (National Market) ("Nasdaq"), the New York Stock Exchange or the American Stock Exchange, and (iii) the price at which the Common Stock is sold in such offering is at least equal to an amount which (x) is 200% of the then effective conversion price or (y) would represent, on an as converted basis, a compound annual rate of return of 35% based upon the original issuance price of the Series C Stock, and (iv) all outstanding shares of the Series B Preferred Stock shall have been converted into shares of common stock of the Company in accordance with the Certificate of Designation relating to the Series B Preferred Stock and all outstanding shares of the Series A Preferred Stock shall have been redeemed in accordance with the Certificate of Designation relating to the Series A Preferred Stock. Upon the achievement of (i), (ii), (iii) and (iv) above and the giving of the mandatory conversion notice by the Corporation, the outstanding shares of Series C Stock to be converted shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent.

                  (c) Basis For Conversion; Converted Shares. The basis for any conversion under this Section 5 shall be the "conversion rate" in effect at the time of conversion, which for the purposes hereof shall mean the number of shares of Common Stock issuable for each share of Series C Stock surrendered for conversion under this Section 5. Initially, the conversion rate shall be 1.0, i.e., 1.0 share of Common Stock for each share of Series C Stock being converted. Such conversion rate shall be subject to adjustment as provided in Section 7 below. As used herein, the term "conversion price" shall be an amount computed by dividing $8.00 by the conversion rate then in effect. Initially, the conversion price shall be $8.00 per share of Common Stock. If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series C Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the conversion price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series C Stock which have been converted shall be canceled and all dividends on converted shares shall cease to accrue and the certificates representing shares of Series C Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series C Stock are convertible, plus (ii) cash payable for any fractional share plus (iii) all accrued but unpaid dividends relating to such shares through the immediately preceding dividend payment date. Upon the conversion of shares of Series C Stock as provided in this Section 5, the Corporation shall promptly pay all then accrued but unpaid dividends to the holder of the Series C Stock being converted. The Board of Directors of the Corporation shall at all times reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

                  (d) Mechanics of Conversion. In the case of an optional conversion, before any holder of Series C Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series C Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate of certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. A certificate or certificates will be issued for the remaining shares of Series C Stock in any case in which fewer than all of the shares of Series C Stock represented by a certificate are converted.

                  (e) Issue Taxes. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series C Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

         6. Adjustment of Conversion Price and Conversion Rate. The number and kind of securities issuable upon the conversion of the Series C Stock, the conversion price and the conversion rate shall be subject to adjustment from time to time in accordance with the following provisions:

                  (a)      Certain Definitions.  For purposes of this
         Certificate:

                           (i) The term "Additional Shares of Common Stock"
                  shall mean all shares of Common Stock issued, or deemed to be issued by the Corporation pursuant to paragraph (g) of this
                  Section 6, after the Original Issue Date except:

                                    (A) shares of Common Stock issuable upon
                           conversion of, or distributions with respect to, the Series B Stock or the Series C Stock now or hereafter issued by the Corporation;

                                    (B) up to 800,000 shares of Common Stock
                           issuable upon the exercise of options issued to officers, directors and employees of the Corporation under stock option plans maintained from time to time by the Corporation and approved by the Board of Directors, subject to adjustment for all subdivisions and combinations;

                                    (C) up to 186,750 shares of Common Stock
                           issuable upon the exercise of the Warrant held by Alex. Brown & Sons Incorporated;

                                    (D) up to 505,375 shares of Common Stock
                           issuable upon the exercise of warrants to be granted to lenders in connection with loans to the Corporation or to guarantors or purchasers of such loans; and

                                    (E) shares of Common Stock issued with
                           respect to adjustments of the conversion price hereunder.

                           (ii)  The term "Common Stock" shall be deemed to mean
                  (i) the Common Stock, $.001 par value, and (ii) the stock of the Corporation of any class, or series within a class, whether now or hereafter authorized, which has the right to participate in the distribution of either earnings or assets of the Corporation without limit as to the amount or percentage.

                           (iii) The term "Convertible Securities" shall mean
                  any evidence of indebtedness, shares (other than Series B Stock and Series C Stock) or other securities convertible into or exchangeable for Common Stock.

                           (iv) The term "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                           (v) The term "Original Issue Date" shall mean the date of the initial issuance of the Series C Stock.

                           (vi) The term "Fair Market Price" shall mean with respect to a share of Common Stock (i) prior to the first anniversary of the Original Issue Date, the conversion price in effect on the Original Issue Date, and (ii) subsequent to the first anniversary of the Original Issue Date, the average closing bid price of the Common Stock as reported by Nasdaq (or the last sale price if the Common Stock is traded on an exchange) for a period of thirty (30) consecutive trading days ending on the third day prior to the date of determination, or, if the Common Stock is not listed on Nasdaq or an exchange, the fair market value as determined by the vote of 66 2/3% of the Corporation's Board of Directors or if the Board of Directors cannot reach such agreement, as determined by a qualified independent investment banker appointed by the vote of 66 2/3% of the Corporation's Board of Directors.

                  (b) Reorganization, Reclassification. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in subsection (c) or (d) below, each share of Series C Stock shall, after such reorganization, share exchange or reclassification (a "Reclassification Event"), be convertible at the option of the holder into the kind and number of shares of stock or other securities or other property of the Corporation which the holder of Series C Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of his Series C Stock immediately prior to such reorganization, share exchange, or reclassification.

                  (c) Consolidation, Merger. In the event of a merger or consolidation to which the Corporation is a party each share of Series C Stock shall, after such merger or consolidation, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series C Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series C Stock immediately prior to such consolidation or merger.

                  (d) Subdivision or Combination of Shares. In case outstanding shares of Common Stock shall be subdivided, the conversion price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Common Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Common Stock shall be combined, the conversion price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Common Stock for the purpose of so combining, whichever is earlier.

                  (e) Stock Dividends. In case shares of Common Stock are issued as a dividend or other distribution on the Common Stock (or such dividend is declared), then the conversion price shall be adjusted, as of the date a record is taken of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution), to that price determined by multiplying the conversion price in effect immediately prior to such declaration, payment or other distribution by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the declaration or payment of such dividend or other distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the declaration or payment of such dividend or other distribution. In the event that the Corporation shall declare or pay any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                  (f) Issuance of Additional Shares of Common Stock. If the Corporation shall issue any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to paragraph (g) below) after the Original Issue Date (other than as provided in the foregoing subsections (b) through (e)), for no consideration or for a consideration per share less than the greater of
         (i) the Fair Market Price in effect on the date of and immediately prior to such issue or (ii) the conversion price in effect on the date of and immediately prior to such issue, then in such event, the conversion price shall be reduced as follows:

                           (i) For issuances of Additional Shares of Common Stock on or before 9 months after the Original Issue Date, if the issuance or sales price of the Additional Shares of Common Stock is below $8.00, the conversion price shall be reduced so as to equal such issuance or sales price.

                           (ii) For issuances of Additional Shares of Common
                  Stock at any time after 9 months after the Original Issue Date, the conversion price shall be reduced concurrently with any such issuance to a price equal to the quotient obtained by dividing:

                           (A) an amount equal to (x) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the conversion price in effect immediately prior to such issuance or sale, plus (y) the aggregate consideration received or deemed to be received by the Corporation upon such issuance or sale, by

                           (B) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

                  For purposes of the formulas expressed in paragraph 6(e) and 6(f), all shares of Common Stock issuable upon the exercise of outstanding Options or issuable upon the conversion of the Series B Stock and the Series C Stock or outstanding Convertible Securities (including Convertible Securities issued upon the exercise of outstanding Options), shall be deemed outstanding shares of Common Stock both immediately before and after such issuance or sale.

                  (g) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options, or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue of Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                           (i) no further adjustments in the conversion price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or the issue of Common Stock upon the conversion or exchange of such Convertible Securities;

                           (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the conversion price computed upon the original issuance of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, upon any such increase or decrease becoming effective, shall be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the conversion price shall affect Common Stock previously issued upon conversion of the Series C Stock);

                           (iii) upon the expiration of any such Options or any
                  rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the conversion price computed upon the original issue of such Options or Convertible Securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                           (A)   in the case of Options or Convertible
                  Securities, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation (x) for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon exercise of the Options or (y) for the issue of all such Convertible Securities which were actually converted or exchanged plus the additional consideration, if any, actually received by the Corporation upon the conversion or exchange of the Convertible Securities; and

                           (B)   in the case of Options for Convertible
                  Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the Convertible Securities with respect to which such Options were actually exercised.

                           (iv)  No readjustment pursuant to clause (ii) or
                  (iii) above shall have the effect of increasing the conversion price to an amount which exceeds the lower of (x) the conversion price on the original adjustment date or (y) the conversion price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                           (v) In the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the conversion price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (iii) above.

                  (h)      Determination of Consideration. For purposes of this
         Section 6, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (i)   Cash and Property. Such consideration shall:

                           (A)   insofar as it consists of cash, be the
                  aggregate amount of cash received by the Corporation; and

                           (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of the issue, as determined by the vote of 66 2/3% of the Corporation's Board of Directors or if the Board of Directors cannot reach such agreement, by a qualified independent public accounting firm, other than the accounting firm then engaged as the Corporation's independent auditors, agreed upon by the Corporation on the one hand and the holders of 66 2/3% of the outstanding shares of Series C Stock on the other hand.

                           (ii) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to paragraph (g) above, relating to Options and Convertible Securities shall be determined by dividing:

                           (A)   the total amount, if any, received or
                  receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                           (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

         (i)      Adjustments Based Upon EBITDA for Fiscal Year Ending June 30,
                  2000.

                           (i) If the Corporation reports earnings before interest, taxes, depreciation, and amortization, as determined in accordance with generally accepted accounting principles ("EBITDA") for the fiscal year ending June 30, 2000 (the "Period"), of greater than or equal to Twenty-seven Million Six Hundred Fourteen Thousand and Five Hundred Dollars ($27,614,500), then the conversion price of the Series C Stock will not be adjusted (except as otherwise provided in this Certificate of Designations).

                           (ii) If the Corporation reports EBITDA for the Period of less than or equal to Sixteen Million Five Hundred Sixty Eight Thousand and Seven Hundred Dollars ($16,568,700), then the conversion price of the Series C Stock will be reduced to equal Five Dollars ($5.00); provided, however, that if, prior to the end of the Period, the conversion price of the Series C Stock has been reduced as otherwise provided in this Certificate of Designations to less than Five Dollars ($5.00), the conversion price of the Series C Stock will not be adjusted pursuant to this Section 6(i)(ii).

                           (iii) If the Corporation reports EBITDA for the
                  Period of less than Twenty Seven Million Six Hundred Fourteen Thousand and Five Hundred Dollars ($27,614,500), but more than Sixteen Million Five Hundred Sixty Eight Thousand and Seven Hundred Dollars ($16,568,700), then the conversion price of the Series

                  C Stock will be reduced to equal: (i) the then-current conversion price, less (ii) the product of (A) a fraction, the numerator of which will be Twenty Seven Million Six Hundred Fourteen Thousand and Five Hundred Dollars ($27,614,500), minus the EBITDA reported by the Corporation for the Period, and the denominator of which will be Twenty Seven Million Six Hundred Fourteen Thousand and Five Hundred Dollars ($27,614,500), minus Sixteen Million Five Hundred Sixty Eight Thousand and Seven Hundred Dollars ($16,568,700), multiplied by (B) the then-current conversion price minus Five Dollars ($5.00); provided, however, that if, prior to the end of the Period, the conversion price of the Series C Stock has been reduced as otherwise provided in this Certificate of Designations to less than Five Dollars ($5.00), the conversion price of the Series C Stock will not be adjusted pursuant to this Section 6(i)(iii).

                           (iv) Notwithstanding the foregoing provisions of this
                  Section 6(i), if, on or before December 31, 2000, the Corporation sells all or substantially all of its assets, merges or consolidates with any other business entity where the Corporation is not the surviving corporation, or completes a public offering of the Corporation's Common Stock pursuant to an effective registration under the Securities Act of 1933, as amended, then: (A) the provisions described in subsections
                  (i), (ii) and (iii) of this Section 6(i) (and the adjustments described therein) will terminate immediately and the conversion price of the Series C Stock will be immediately adjusted as if subsections (i), (ii) and (iii) of this Section 6(i) (and the adjustments described therein) were of no force or effect, and (B) if necessary to cause the holders of the Series C Stock to obtain an internal rate of return ("IRR") (as defined below) equal to thirty-five one hundredths (35/100), calculated as if each such holder purchased such shares of Series C Stock at the purchase price per share paid by such holder on the date such holder purchased such shares, the then-current conversion price will be reduced concurrently with any such transaction to an amount that results in the holders of the Series C Stock obtaining such an IRR in connection with the purchase of the Series C Stock. For the purposes of this Section 6(i)(iv), "IRR" will equal the number that satisfies the following expression:

                           0 = C(0) + (C(1)/1+IRR) + (C(2)/(1+IRR)(2)) + . . . +
                               (CT/(1+IRR)(T))

                  where:

                           C = cash flows, including the purchase of shares of
                  Series C Stock and all dividends and other distributions paid by the Corporation; provided, however, that for the purposes of calculating IRR pursuant to the foregoing expression, the fair market value of any consideration held or received by the holders of the Series C Stock, including, without limitation, shares of Series C Stock, in connection with or at the time of


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


                  any transaction(s) that results in adjustment pursuant to this
                  Section 6(i)(iv), shall be deemed to constitute a cash flow and shall be treated as if paid on the date of such transaction; and

                           T  =  the number of years (which may be expressed as
                  a fraction to the nearest one-twelfth based upon completed calendar months) since the purchase of shares of Series C Stock.

                           (v) The Corporation shall prepare (or shall cause its accountants to prepare) its financial statement and calculate EBITDA for the Period on or before September 30, 2000.

                           (vi) The provisions of this Section 6(i) shall be adjusted to reflect any prior or concurrent adjustment of the conversion price and the conversion rate pursuant to any other provision of Section 6.

                  (j) Adjustment of Conversion Rate. Upon each adjustment of the conversion price under the provisions of this Section 6, the conversion rate shall be adjusted to an amount determined by dividing
         (x) the conversion price in effect immediately prior to the event causing such adjustment by (y) such adjusted conversion price.

                  (k) Other Provisions Applicable to Adjustment Under this Section. The following provisions will be applicable to the adjustments in conversion price and conversion rate as provided in this Section 6:

                           (i) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Corporation.

                           (ii) Other Action Affecting Common Stock. In case the Corporation shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 6(b) to 6(g) hereof, inclusive, which would have an inequitable effect on the holders of Series C Stock, the conversion price shall be adjusted in such manner and at such time as the Board of Directors of the Corporation on the advice of the Corporation's independent public accountants may in good faith determine to be equitable in the circumstances.

                           (iii) Minimum Adjustment. No adjustment of the
                  conversion price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the conversion price then in effect, but any such amount shall be carried forward and an adjustment with respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

                           (iv) Certain Adjustments. The conversion price shall
                  not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock or in the event of a readjustment of the conversion price pursuant to Section 6(g)(ii) or (iii).

                  (l) Notices of Adjustments. Whenever the conversion rate and conversion price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted conversion rate and conversion price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted conversion rate and conversion price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the recordholders of the Series C Stock.

         7.       Redemption.

                  (a) Mandatory Redemption. On the date six (6) months immediately after the payment in full and satisfaction of all of the obligations of the Corporation to the lenders who provide financing to the Corporation in the aggregate principal amount of Seventy-five Million Dollars ($75,000,000.00) (referred to herein as the "Mandatory Redemption Date") the Corporation shall redeem all the shares of Series C Stock originally issued hereunder (or such lesser amount as shall then be outstanding) at the "Redemption Price" per share defined in paragraph (c) below, payable in each case in cash on the Mandatory Redemption Date.

                  (b) Redemption on Change of Control. Upon a "Change of Control" of the Corporation, each holder of the then outstanding shares of Series C Stock may elect to have the Corporation redeem all (but not less than all) outstanding shares of Series C Stock owned by such holder at the "Redemption Price" per share defined in paragraph (c) below, payable in cash on any date within 100 days of the effective date of the Change of Control (such date being herein referred to as the "Change of Control Redemption Date"). The election shall be made by delivering written notice to the Corporation at least thirty (30) but no more than sixty (60) days prior to the Change of Control Redemption Date. The Corporation will then be required to redeem all the shares of Series C Stock owned by such holder on the Change of Control Redemption Date. For purposes of this Section 7, "Change of Control" means any one or more of the following events:

                      (i) The Corporation shall consolidate with or merge into
                  any another person or any person shall consolidate with or merge into the Corporation (other than a consolidation or merger of the Corporation and a wholly-owned subsidiary of the Corporation in which all shares of the Corporation's Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration), in either event pursuant to a transaction in which any of the Corporation's common stock outstanding immediately prior to the effectiveness thereof is changed into or exchanged for cash, securities or other property; or

                           (ii) the Corporation shall directly or indirectly convey, transfer or lease, in one transaction or a series of transactions, all or substantially all of its assets to any person or "group" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "1934 Act") (other than to a wholly-owned subsidiary of the Corporation); or

                           (iii) there shall be a reorganization, share
                  exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value; or

                           (iv) any person (other than the Corporation, any subsidiary of the Corporation or an Existing Investor (as defined in the Purchase Agreement (as hereinafter defined))), including a "group" (within the meaning of Section 13(d) and 14(D)(2) of the 1934 Act) that includes such person, shall purchase or otherwise acquire, directly or indirectly, beneficial ownership of securities of the Corporation and, as a result of such purchase or acquisition, such person (together with its associates and affiliates) shall directly or indirectly beneficially own in the aggregate (1) more than 50% of the Common Stock, or (2) securities representing more than 50% of the combined voting power of the Corporation's voting securities, in each case under subclause (1) or (2), outstanding on the date immediately prior to the date of such purchase or acquisition (or, if there be more than one, the last such purchase or acquisition).

                  (c) The Redemption Price per share of Series C Stock shall equal the sum of (x) $8.00 (as adjusted for Recapitalization Events) plus (y) all accrued and unpaid dividends on such share of Series C Stock to the Mandatory Redemption Date or Change of Control Redemption Date, as the case may be.

                  (d)      The term "Redemption Date" as used in this paragraph
         (d) shall refer to whichever of the Mandatory Redemption Date or the Change of Control Redemption Date is applicable in a particular circumstance. On or prior to the Redemption Date, the Corporation shall deposit the Redemption Price of all outstanding shares of Series C Stock to be redeemed with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the holders of the shares of Series C Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of

         Series C Stock to be redeemed. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series C Stock as holders of Series C Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series C Stock redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If on the Redemption Date the funds of the Corporation legally available for redemption of shares of Series C Stock (or Series A Stock and Series B Stock which shall rank pari passu with the Series C Stock) are insufficient to redeem the total number of shares of Preferred Stock to be redeemed on such date, the Corporation will use those funds which are legally available therefor to redeem the maximum possible number of shares of Preferred Stock ratably among the holders of such shares to be redeemed based upon their holdings of Series C Stock, Series B Stock and Series A Stock. Payments shall first be applied against accrued and unpaid dividends and thereafter against the remainder of the Redemption Price. The shares of Series C Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series C Stock such funds will immediately be used to redeem the balance of the shares of Series C Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any shares of, the Common Stock or any other class or series of stock of the Corporation unless the Redemption Price of all shares elected to be redeemed shall have been paid in full. Until the Redemption Price for a share of Series C Stock elected to be redeemed shall have been paid in full, such share of Series C Stock shall remain outstanding for all purposes and entitle the holder thereof to all the rights and privileges provided herein, including, without limitation, that dividends and interest thereon shall continue to accrue and, if unpaid prior to the date such shares are redeemed, shall be included as part of the Redemption Price as provided in paragraph (c) above. Notwithstanding anything in this Section 7 to the contrary, even if a notice of redemption was delivered under paragraph (a) or (b) of this
         Section 7, all shares of Series C Stock shall be convertible pursuant to Section 5 at all times prior to the Redemption Date.

                  (e) Notwithstanding any other term of this Certificate of Designation, the Corporation shall not redeem (or have any obligation to redeem) any shares of Series C Stock under any circumstances, whether upon a Change of Control or otherwise, prior to the payment in full and satisfaction of all of the obligations of the Corporation to the lenders who provide financing to the Corporation in the aggregate principal amount of $75,000,000.00. If the Corporation shall not have paid in full or satisfied all of its obligations to such lenders on or before any Redemption Date, upon such payment and satisfaction the Corporation will immediately use any funds legally available therefor to redeem the shares of Series C Stock to be redeemed.

         8. Notices of Record Dates and Effective Dates. In case: (a) the Corporation shall declare a dividend (or any other distribution) on the Common Stock payable otherwise than in shares of Common Stock; or (b) the Corporation shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or any other rights; or (c) of any reorganization, share exchange or reclassification of the capital stock of the Corporation (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is party or of the sale, lease or exchange of all or substantially all of the property of the Corporation; or (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or (e) of a Change of Control, then the Corporation shall cause to be mailed to the recordholders of the Series C Stock at least 20 days prior to the applicable record date or effective date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution or rights are to be determined or (ii) the date on which such reclassification, reorganization, share exchange, consolidation, merger, sale, lease, exchange, dissolution, liquidation, winding up or Change of Control is expected to become effective, and the date as of which it is expected that holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization share exchange, consolidation, liquidation, merger, sale, lease, exchange, dissolution, liquidation, winding up or Change of Control.

         9. Voting Rights.

                  (a) Holders of Series C Stock shall be entitled to notice of any stockholder's meeting. Except as otherwise required by law or provided herein, at any annual or special meeting of the Corporation's stockholders, or in connection with any written consent in lieu of any such meeting, each outstanding share of Series C Stock shall be entitled to the number of votes equal to the number of full shares of Common Stock into which such share of Series C Stock is then convertible. Except as otherwise required by law or provided herein, the Series C Stock and the Common Stock shall vote together on each matter submitted to stockholders, and not by class or series.

                  (b) Prior to the consummation of a Qualifying Offering by the Corporation of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, the holders of the Series C Stock, voting together as a class, shall be entitled to elect one (1) director to the Corporation's Board of Directors. Subsequent to such Qualifying Offering, the holders of a majority of the Common Stock issuable upon conversion of the Series C Stock shall be entitled to nominate one (1) director for election to the Corporation's Board of Directors which the Corporation shall nominate to management's slate for election; provided, however, that the right provided for in this last sentence of subsection 9(b) shall be effective only for so long as at least 66 2/3% of the shares of Common Stock issuable upon conversion of the Series C Stock are held of record by the original Purchasers (as defined in the Purchase Agreement) of the Series C Stock.

                  Notwithstanding the foregoing, upon an Event of Default and so long as it shall continue, the holders of the Series B Stock and the Series C Stock, voting together as a class, shall be entitled at any annual meeting of the stockholders or special meeting held in place thereof, or at a special meeting of the holders of the Series B Stock and the Series C Stock called as hereinafter provided, to elect a majority of the Board of Directors and such right to elect a majority of the Board of Directors shall be in lieu of the right of the holders of Series B Stock and the Series C Stock to each elect one director. Such right of the holders of the Series B Stock and the Series C Stock to elect a majority of the Board of Directors may be exercised until an Event of Default shall be cured, if curable, or waived, and when so cured or waived, the right of the holders of the Series B and the Series C Stock to elect a majority of the Board of Directors shall cease and the right of the holders of the Series B Stock and the holders of the Series C Stock to each elect one director shall resume, but subject always to the same provisions for the vesting of such special voting rights in the case of any such future Event of Default. At any time when such special voting rights shall have so vested in the holders of the Series B and the Series C Stock, the Secretary of the Corporation may, and upon the written request of the holders of 10% or more of the number of shares of the Series B Stock and the Series C Stock then outstanding addressed to him at the principal office of the Corporation, shall, call a special meeting of the holders of the Series B Stock and the Series C Stock for the election of a majority of the Board of Directors to be elected by them as provided herein, to be held in the case of such written request as soon as practicable after delivery of such request, and in either case to be held at the place and upon the notice provided by law and in the by-laws for the holding of meetings of stockholders. If at any such annual or special meeting or adjournment thereof the holders of at least a majority of the Series B Stock and the Series C Stock then outstanding shall be present or represented at such meeting, the then authorized number of directors of the Corporation shall be increased to the extent necessary to provide a majority of new directors to be elected and the holders of the Series B Stock and the Series C Stock shall be entitled to elect the additional directors so provided for. The directors so elected shall serve until the next annual meeting or until their successors shall be elected and qualified, provided, however, that whenever the holders of the Preferred Stock shall be divested of the special rights to elect a majority of the Board of Directors as above provided, the term of office of the persons so elected as directors by the holders of the Series B Stock and the Series C Stock as a class, or elected to fill any vacancies resulting from the death, resignation or removal of the directors so elected by the holders of the Series B Stock and the Series C Stock, shall forthwith terminate and the authorized number of directors shall be reduced accordingly.

                  If during any interval between any special meeting of the holders of the Series B Stock and the Series C Stock for the election of directors to be elected by them as provided above and the next ensuing annual meeting of stockholders, or between annual meetings of stockholders for the election of directors, and while the holders of the Series B Stock and the Series C Stock shall be entitled to elect a majority of the Board of Directors, any of the directors who have been elected by the holders of the Series B Stock and the Series C Stock shall, by reason of resignation, death or removal, have departed from the Board, the Secretary of the Corporation shall call a special meeting of the holders of the Series B Stock and the Series C Stock and such vacancy or vacancies shall be filled at such special meeting.

                  No director elected by the holders of Series C Stock as a class, or elected by other directors to fill a vacancy resulting from the death, resignation or removal of a director elected by such class vote, may be removed from office by the vote or written consent of stockholders unless such vote or written consent includes that of the holders of a majority of the outstanding shares of Series C Stock.

                  (c) In addition to any other vote or consent of stockholders provided by law or by the Corporation's Certificate of Incorporation, the Corporation shall not, without the approval by vote or written consent of the holders of not less than 66 2/3% of the then outstanding shares of Series C Stock:

                      (i) amend, waive or repeal any provisions of, or add any provision to, (i) this Certificate of Designation or (ii) any provision of the Corporation's Certificate of Incorporation or any other certificate of designation filed with the Secretary of State of Delaware by the Corporation with respect to its preferred stock;

                      (ii) amend, waive or repeal any provisions of, or add any provision to, the Corporation's By-Laws;

                      (iii) authorize, create, issue or sell any shares of Equivalent Stock or Superior Stock (other than Series A Stock and Series B Stock); except as authorized in this Certificate of Designation;

                      (iv) issue any shares of Series C Stock other than pursuant to the Purchase Agreement or upon transfers of outstanding shares of Series C Stock;

                      (v) enter into any agreement, indenture or other instrument which contains any provisions restricting the Corporation's obligation to pay dividends on or make redemptions of the Series C Stock in accordance herewith;

                      (vi)   dissolve the Corporation;

                      (vii) enter into any agreement(s) that would restrict the Corporation's ability to perform its obligations pursuant to the Purchase Agreements (as defined in Section 11 below);

                      (viii) sell, lease or otherwise dispose of 20% or
                  more of the assets of the Corporation, other than in the ordinary course of business, unless the proceeds of such sale, lease or other disposition are reinvested in assets of the general type used in the business of the Corporation;

                      (ix) issue equity securities to employees, officers or directors of the Corporation, except (a) securities issuable upon the exercise of outstanding options and warrants and pursuant to existing contractual commitments and (b) options to purchase up to 390,514 shares of Common Stock, together with the Common Stock issuable upon exercise thereof;

                      (x) issue any securities for a price less than fair market value, other than as may be required by existing contractual commitments or as permitted by clause (ix) hereof;

                      (xi) enter into any transactions (or series of transactions), including loans, with any officer or director of the Corporation or to or with their affiliates and family members involving $100,000.00 or more per year individually or $500,000.00 or more per year in the aggregate except (a) as may be contemplated by existing contractual commitments, (b) reasonable compensation payable to officers and directors, and
                  (c) for options and warrants issued in compliance with clause
                  (ix) hereof; or

                      (xii) engage in any transaction (or series of transactions) that would impair or reduce the rights and preferences of the holders of the Series C Stock as a class relative to the rights and preferences of the holders of any other class of the Corporation's capital stock.

                  "Assets" shall mean an interest in any kind of property or assets, whether real, personal or mixed, or tangible or intangible.

                  "Equivalent Stock" shall mean any shares of any class or series of Stock of the Corporation having any preference or priority as to dividends or Assets on a parity with any such preference or priority of the Series C Stock and no preference or priority as to dividends or Assets superior to any such preference or priority of the Series C Stock and any instrument or Security convertible into or exchangeable for Equivalent Stock. Without limiting the generality of the foregoing, a dividend rate, mandatory or optional sinking fund payment amounts or schedules or optional redemption provisions, the existence of a conversion right or the existence of a liquidation preference of up to 100% of the original issue price plus unpaid accrued dividends plus a premium of up to the dividend rate or up to the percentage of the equity of the Corporation represented by such Stock, with respect to any class or series of Stock, differing from that of the Series C Stock, shall not prevent such class of Stock from being Equivalent Stock.

                  "Securities" shall mean any debt or equity securities of the Corporation, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or Security. The term "Security" shall mean one of the Securities.

                  "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participations in, corporate stock.

                  "Superior Stock" shall mean any shares of any class or series of Stock of the Corporation having any preference or priority as to dividends or Assets superior to any such preference or priority of the Series C Stock and any instrument or security convertible into or exchangeable for Superior Stock.

                  (d) Notwithstanding anything else contained herein, the affirmative vote or written consent of the holders of not less than 90% of the then outstanding shares of Series C Stock shall be necessary to amend, alter or repeal any of the provisions of the Corporation's Certificate of Incorporation or the Certificate of Designation creating this Series C Stock which would alter or change (i) the dividend rate,
         (ii) redemption provisions, (iii) anti-dilution provisions, (iv) the place or currency of payments hereunder, (v) the right to institute suit for the enforcement of any payment hereunder, (vi) the conversion provisions, or (vii) provisions of this Section 9, so as to affect any of the foregoing adversely.

         10.      Preemptive Rights.

                  (a) The Corporation shall not issue or sell any shares of Common Stock, Preferred Stock or other securities convertible into or exchangeable for shares of Common Stock, other than any such issuance or sale (i) pursuant to a Qualifying Offering, (ii) pursuant to a stock option plan approved by the Board of Directors, (iii) as a form of consideration in connection with mergers or acquisitions where the Corporation is the surviving entity or (iv) where the aggregate gross proceeds are less than $500,000 in any single transaction, provided that the sale price per share is not less than the then applicable conversion price and, provided further, that the aggregate gross proceeds of all such transactions shall not exceed $1,500,000 (the securities issued in such transactions being referred to as the "Newly Issued Securities"), unless prior to the issuance or sale of such Newly Issued Securities each holder of Series C Stock shall have been given the opportunity (such opportunity being herein referred to as the "Preemptive Right") to purchase (on the same terms as such Newly Issued Securities are proposed to be sold) the same proportion of such Newly Issued Securities being issued or offered for sale by the

         Corporation as (x) the number of shares of Common Stock (calculated solely on account of outstanding shares of Series C Stock on an as converted basis) held by such holder on the day preceding the date of the Preemptive Notice (as defined herein), as the case may be, bears to
         (y) the total number of shares of Common Stock (calculated on a fully diluted basis) outstanding on that day.

                  (b) Prior to the issuance or sale by the Corporation of any Newly Issued Securities, the Corporation shall give written notice thereof (the "Preemptive Notice") to each holder of Series C Stock. The Preemptive Notice shall specify (i) the name and address of the bona fide investor to whom the Corporation proposes to issue or sell Newly Issued Securities, (ii) the total amount of capital to be raised by the Corporation pursuant to the issuance or sale of Newly Issued Securities, (iii) the number of Securities of such Newly Issued Securities proposed to be issued or sold, (iv) the price and other terms of their proposed issuance or sale, (v) the number of such Newly Issued Securities which such holder is entitled to purchase (determined as provided in subsection (a) above), and (vi) the period during which such holder may elect to purchase such Newly Issued Securities, which period shall extend for at least thirty (30) days following the receipt by such holder of the Preemptive Notice (the "Preemptive Acceptance Period"). Each holder of Series C Stock who desires to purchase Newly Issued Securities shall notify the Corporation within the Preemptive Acceptance Period of the number of Newly Issued Securities he wishes to purchase, as well as the number, if any, of additional Newly Issued Securities he would be willing to purchase in the event that all of the Newly Issued Securities subject to the Preemptive Right are not subscribed for by the other holders of Series C Stock.

                  (c) In the event a holder of Series C Stock declines to subscribe for all or any part of its pro rata portion of any Newly Issued Securities which are subject to the Preemptive Right (the "Declining Preemptive Purchaser") during the Preemptive Acceptance Period, then the other holders of Series C Stock shall have the right to subscribe for all (or any declined part) of the Declining Preemptive Purchaser's pro rata portion of such Newly Issued Securities (to be divided among the other holders of Series C Stock desiring to exercise such right on a ratable basis).

                  (d) Any such Newly Issued Securities which none of the holders elect to purchase in accordance with the provisions of this Section 10, may be sold by the Corporation, within a period of three (3) months after the expiration of the Preemptive Acceptance Period, to any other person or persons at not less than the price and upon other terms and conditions not less favorable to the Corporation than those set forth in the Preemptive Notice.

                  (e) The preemptive rights afforded by this Section 10, and any obligation for the Corporation to offer such shares of Common Stock, Preferred Stock or other securities convertible into or exchangeable for shares of Common Stock may be waived by a written instrument signed by the holders of sixty-six and two-thirds percent (66 2/3 %) of the Series C Stock.

         11. Events of Default. An Event of Default shall mean any of the following:

                      (i) Any failure by the Corporation to pay in cash any dividend, if and when declared by the Board of Directors, on the payment due dates and in the amounts provided pursuant to Section 3 hereof, if such failure shall continue for any two quarterly periods;

                      (ii) Any failure by the Corporation to satisfy its redemption obligations pursuant to Section 7 hereof if any such failure shall continue for a period of five days from the appropriate redemption date;

                      (iii) Any failure by the Corporation to comply with the
               provisions of Sections 4, 5, 6, 8, 9 or 10 hereof;

                      (iv) If any representation or warranty made by the Corporation in the Stock Purchase Agreement dated as of August 22, 1997 or the exhibits or schedules thereto (the "Purchase Agreements") is or shall be untrue in any material respect at the time it was made, if such representation or warranty remains untrue after 10 days' written notice, with such notice delivered by hand or by first-class, certified or overnight mail, postage prepaid, or by telecopier, from any holder of Series C Stock, unless waived in writing by holders of not less than 66 2/3% of the outstanding shares of Series C Stock;

                      (v) Any failure by the Corporation to comply with, or any breach by the Corporation of, any of the covenants, agreements or obligations of the Corporation contained in the Purchase Agreements which continues for a period of 10 days after written notice, with such notice delivered by hand or by first-class, certified or overnight mail, postage prepaid, or by telecopier, from any holder of Series C Stock, unless waived in writing by holders of not less than 66 2/3% of the outstanding shares of Series C Stock;

                      (vi) Default by the Corporation in the performance or observance of any obligation or condition with respect to any Indebtedness of the Corporation that is not cured or waived within 90 days or if the effect of such default is to accelerate the maturity of such Indebtedness or cause such Indebtedness to be prepaid, purchased or redeemed or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity or to cause such Indebtedness to be prepaid, purchased or redeemed or to realize upon any collateral or security for such Indebtedness, unless such default shall have been waived by the appropriate person. Indebtedness of any corporation shall mean the principal of (and premium, if any) and unpaid interest on (i) indebtedness which is for money borrowed from others; (ii) indebtedness guaranteed, directly or indirectly, in any manner by such corporation, or in effect guaranteed, directly or indirectly, by such corporation through an agreement, contingent or otherwise, to supply funds to or in any manner invest in the debtor or to purchase indebtedness, or to purchase assets or services primarily for the purpose of enabling the debtor to make payment of the indebtedness or of assuring the owner of the indebtedness against loss; (iii) all indebtedness secured by any mortgage, lien, pledge, charge or other encumbrance upon assets owned by such corporation, even if such corporation has not in any manner become liable for the payment of such indebtedness; (iv) all indebtedness of such corporation created or arising under any conditional sale, lease or other title retention agreement with respect to assets acquired by such corporation even though the rights and remedies of the seller, lessor or lender under such agreement or lease in the event of default are limited to repossession or sale of such assets and provided that obligations for the payment of rent under a lease of premises from which the business of such corporation will be conducted shall not constitute indebtedness; and (v) renewals, extensions and refunding of any such indebtedness;

                      (vii) If the Corporation shall:

                            (a) become insolvent or generally fail to pay, or
admit in writing its inability to pay, its debts as they become due;

                            (b) apply for, consent to, or acquiesce in, the
appointment of a trustee, receiver, sequestrator or other custodian for the Corporation or any property thereof, or make a general assignment for the benefit of creditors (any of which shall be referred to herein as a "Receiver");

                            (c) in the absence of such application, consent or
acquiescence, permit or suffer to exist the appointment of a Receiver, and such Receiver shall not be discharged within 60 calendar days;

                            (d) commit any act of bankruptcy, permit or suffer
to exist the commencement of any bankruptcy reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding in respect of the Corporation, and, if any such case or proceeding is not commenced by the Corporation, such case or proceeding shall be consented to or acquiesced in by the Corporation, or shall result in the entry of an order for relief and shall remain for 30 calendar days undismissed; or

                            (e) take any corporate or other action authorizing,
or in furtherance of, any of the foregoing.

         B. The recitals and resolutions contained herein have not been modified, altered or amended and are presently in full force and effect.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of __________________, 1998.


                                       PARK'N VIEW, INC.

                                                       By: /s/ Ian Williams
                                                          ----------------------
                                                           Name:   Ian Williams
                                                           Title:  President


Attest:


/s/    Anthony Allen
--------------------
                              Anthony Allen, Secretary

                                 SCHEDULE 3.2(A)

                               PARK 'N VIEW, INC.
               SERIES A PREFERRED STOCK, PAR VALUE $.01 PER SHARE
                            AUTHORIZED 627,630 SHARES
                              ISSUED 388,065 SHARES

===================================================================================================================================
                                                                                                                   NO.
                                                                                                             NEW   SHARES
NAME AND ADDRESS OF                 DATE      CERT.  NO. OF    FROM    WHOM   DATE OF                        CERT. TRANS-   BALANCE
SHAREHOLDER                         ISSUED    NO.    SHARES    TRANSFERRED    TRANSFER  TO WHOM TRANSFERRED  NO.   FERRED   HELD
-----------------------------------------------------------------------------------------------------------------------------------
 APA Excelsior IV, L.P.              11/02/95  PA-1  23,656    Original Issue                                                23,656
 c/o Patricof & Co. Ventures, Inc.
 455 Park Avenue
 New York, NY  10022
 Attn: Thomas Hirschfeld
-----------------------------------------------------------------------------------------------------------------------------------
 Coutts & Co. (Cayman) Ltd.          11/02/95  PA-2   4,175    Original Issue                                                 4,175
 Custodian for APA Excelsior
 IV/Offshore, L.P.
 c/o Patricof & Co. Ventures, Inc.
 455 Park Avenue
 New York, NY  10022
 Attn: Thomas Hirschfeld
-----------------------------------------------------------------------------------------------------------------------------------
 The P/A Fund, L.P.                  11/02/95  PA-3   4,154    Original Issue                                                 4,154
 c/o Patricof & Co. Ventures, Inc.
 455 Park Avenue
 New York, NY  10022
 Attn:  Thomas Hirschfeld
-----------------------------------------------------------------------------------------------------------------------------------
 Michael Willner                     11/02/95  PA-4     215    Original Issue                                                   215
 Insight Communications
 126 East 56th Street
 New York, NY 10022
-----------------------------------------------------------------------------------------------------------------------------------
 Michael Willner                     03/29/96  PA-5     252    Original Issue                                                   252
 Insight Communications
 126 East 56th Street
 New York, NY 10022
===================================================================================================================================

===================================================================================================================================
                                                                                                                   NO.
                                                                                                             NEW   SHARES
NAME AND ADDRESS OF                 DATE      CERT.  NO. OF    FROM    WHOM   DATE OF                        CERT. TRANS-   BALANCE
SHAREHOLDER                         ISSUED    NO.    SHARES    TRANSFERRED    TRANSFER  TO WHOM TRANSFERRED  NO.   FERRED   HELD
-----------------------------------------------------------------------------------------------------------------------------------
 The P/A Fund, L.P.                 03/29/96  PA-6     4,876   Original Issue                                               4,876
 c/o Patricof & Co. Ventures, Inc.
 455 Park Avenue
 New York, NY  10022
 Attn:  Thomas Hirschfeld
-----------------------------------------------------------------------------------------------------------------------------------
 Coutts & Co. (Cayman), Ltd.        03/29/96  PA-7     4,901   Original Issue                                               4,901
 Custodian for APA Excelsior
 IV/Offshore, L.P.
 c/o  Patricof & Co. Ventures, Inc.
 Attn:  Thomas Hirschfeld
 455 Park Avenue
 New York, NY  10022
-----------------------------------------------------------------------------------------------------------------------------------
 APA Excelsior IV, L.P.             03/29/96  PA-8    27,771   Original Issue                                              27,771
 c/o Patricof & Co. Ventures, Inc.
 Attn:  Thomas Hirschfeld
 455 Park Avenue
 New York, NY  10022
-----------------------------------------------------------------------------------------------------------------------------------
 APA Excelsior IV, L.P.             11/13/96  PA-9   233,778  Original Issue                                              233,778
 c/o Patricof & Co. Ventures, Inc.
 Attn:  Thomas Hirschfeld
 455 Park Avenue
 New York, NY  10022
-----------------------------------------------------------------------------------------------------------------------------------
 Coutts & Co. (Cayman) Ltd.          11/13/96  PA-10  41,243  Original Issue                                               41,243
 Custodian for APA Excelsior
 IV/Offshore, L.P.
 c/o Patricof & Co. Ventures, Inc.
 Attn:  Thomas Hirschfeld
 455 Park Avenue
 New York, NY  10022
-----------------------------------------------------------------------------------------------------------------------------------
 The P/A Fund, L.P.                 11/13/96  PA-11   40,924  Original Issue                                               40,924
 c/o Patricof & Co. Ventures, Inc.
 Attn:  Thomas Hirschfeld
 455 Park Avenue
 New York, NY  10022
-----------------------------------------------------------------------------------------------------------------------------------
 Michael Willner                    11/13/96  PA-12    2,120  Original Issue                                                2,120
 Insight Communications
===================================================================================================================================

===================================================================================================================================
                                                                                                                   NO.
                                                                                                             NEW   SHARES
NAME AND ADDRESS OF                 DATE      CERT.  NO. OF    FROM    WHOM   DATE OF                        CERT. TRANS-   BALANCE
SHAREHOLDER                         ISSUED    NO.    SHARES    TRANSFERRED    TRANSFER  TO WHOM TRANSFERRED  NO.   FERRED   HELD
-----------------------------------------------------------------------------------------------------------------------------------
 126 East 56th Street
 New York, NY 10022
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL                                                                                                                     388,065
===================================================================================================================================

                                  Schedule 3.8

                                 Certain Events

1. On June 10, 1997 the Company granted Steven Conkling an option to purchase 30,000 shares of common stock at $3.00 per share pursuant to the terms of the Park'N View Stock Option Plan.

2. On June 10, 1997 the Company granted Anthony Allen an option to purchase 30,000 shares of common stock at $3.00 per share pursuant to the terms of the Park'N View Stock Option Plan.

3. On June 10, 1997 the Company granted William Buzzbee an option to purchase 5,000 shares of common stock at $3.00 per share pursuant to the terms of the Park `N View Stock Option Plan.

4. On June 10, 1997 the Company granted Samual White an option to purchase 5,000 shares of common stock at $3.00 per share pursuant to the terms of the Park "N View Stock Option Plan.

5. On June 10, 1997 the Company granted Donald Glass an option to purchase 5,000 shares of common stock at $3.00 per share pursuant to the terms of the Park "N View Stock Option Plan.

6. Within the next 30 to 60 days the Company may make a loan of up to $25,000 to Jody Green pursuant to the relocation of Mr. Green and his family from Nashville, Tennessee to the Company's headquarters in Ft. Lauderdale, Florida. The loan will bear interest at the prime rate announced in the Wall Street Journal and will be payable upon the earlier of (i) sale of his residence in Nashville, Tennessee or (ii) 6 months from the date of the loan.

7. The Company is in the process of negotating a two year sublease for 25,000 square feet of warehouse/office space in the Ft. Lauderdale, Florida. The lease payments are at a graduating rate of between $7.00 and $8.00 per square foot for the terms of the sublease.

                                  Schedule 3.9

                               Material Contracts

1. Contract with Natural Microsystems with respect to the purchase of phone switches.

2 Contract with Multicom with respect to the purchase of cable headend equipment and electronics. 3. Contract with Henkles and McCoy with respect to construction of new sites.

4.       Contract with Line Tech with respect to construction of new sites.

5. Contract with Red Line Construction with respect to construction of new sites.

6. In negotiation with Echo Star with respect to the purchase of cable programming.

7. In negotiation with Intermedia with respect to the purchase of long distance backbone and frame relay services.

                                  Schedule 3.10

                       Real Property: Title to Properties

1. Certain lessors of equipment to the Company may currently have in effect UCC-1 financing statements on the leased equipment.

                                  Schedule 3.14

                                Employee Benefits

1.       Employee Pension Benefit Plans

         The Company has not established, maintained or contributed to an "employee pension benefit plan" within the meaning of ERISA.

2.       Employee Welfare Benefit Plans

         Park `N View, Inc. Medical and Dental Plan
         Park `N View, Inc. Severance Program

                                  Schedule 3.14

                                Employee Benefits

1.       Employee Pension Benefit Plans

         The Company has not established, maintained or contributed to an "employee pension benefit plan" within the meaning of ERISA.

2.       Employee Welfare Benefit Plans

         Park `N View, Inc. Medical and Dental Plan
         Park `N View, Inc. Severance Program

                                  Schedule 3.17

                                MATERIAL CHANGES

                                      None

                                  Schedule 3.19

                                  Indebtedness

        1. The Company has the obligation to redeem its Series A Stock on the terms described in the Memorandum.

        2. The Company has the obligation to redeem its Series B Stock on the terms set forth in the Memorandum.

                                  Schedule 3.20

                                    Insurance

                                                                                                               ANNUAL
                                                                                                              PREMIUM
POLICY TYPE                              COMPANY             LIMITS                          INCEPTION          PAID
-----------                              -------             ------                          ---------       ----------
General Liability                    Mt. Vernon Fire         $1,000,000.00                    2/12/97        $19,219.00
                                        Insurance

Property/Contents                   Lloyd's of London        Florida                          2/12/97        $10,080.00
                                                             $750,000.00
                                                             Tennessee
                                                             $200,000.00

Prop/Installation Floater          GRE Insurance Group       Per Site                         2/12/97        $ 2,500.00
                                                             $100,000.00
                                                             Per Occasion
                                                             $200,000.00
                                                             In Transit
                                                             $200,000.00

Property/On Site                      Sphere Drake           Scheduled to Value:              5/17/97        $ 8,000.00
                                                             $3,250,000.00

Commercial Auto Package                Progressive           $300,000.00CLS                   1/12/97        $34,101.00
                                                             $ 10,000.00PIP
                                                             $ 20,000.00UM
                                                             Physical Damage
                                                             Scheduled by Vehicle

Workers Comp.                       Legion Insurance         All States except                 4/8/97        $30,053.37
                                                             Monopolistic
                                                             Employers Liability
                                                             $100,000.00 Each
                                                             Accident
                                                             $500,000.00 Disease
                                                             Limit
                                                             $100,00.00 Disease
                                                             Each Employer

Life Insurance                     Metropolitan Life         $1,000,000.00                   10/16/96        $12,280.00
                                   Insurance Company

                                  SCHEDULE 3.22

                               Proprietary Rights

1. Trademark Application pending with the U.S. Patent and Trademark Office, filed April 30, 1996, Serial Number 75/096457, for the mark PNV DRIVE.

2. U.S. Trademark Registration, Reg. No. 1,948,428, issued January 16, 1996 for Park `N View (and Design) for entertainment services; Registrant Park `N View, Ltd., assigned of record to Park `N View, Inc. effective November 12, 1996.

3. The Company is in the process of filing service mark applications with the U.S. Patent and Trademark for the following marks: (i) INCAB PNV
         (038); (ii) INCAB PNV (042); (iii) PNV USA (038); (iv) PNV USA (042);
         (v) YOUR CAB. YOUR CABLE. YOUR CALL. (038); and (vi) YOUR CAB. YOUR CABLE. YOUR CALL. (042).